PIONEER TAX-FREE INCOME FUND
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION

                       CLASS A, CLASS B AND CLASS C SHARES

                                   MAY 1, 2000

This statement of additional information is not a prospectus. It should be read in conjunction with the fund's Class A, Class B and Class C shares prospectus, dated May 1, 2000, as supplemented or revised from time to time. A copy of the prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the fund at 60 State Street, Boston, Massachusetts 02109. You can also obtain a copy of the fund's prospectus from our website at: www.pioneerfunds.com. The fund's financial statements for the fiscal year ended December 31, 1999 are incorporated into this statement of additional information by reference. The most recent annual report to shareholders is attached to this statement of additional information.

                            TABLE OF CONTENTS
                                                                     PAGE


1.   Fund History.......................................................2
2.   Investment Policies, Risks and Restrictions........................2
3.   Management of the Fund............................................11
4.   Investment Adviser................................................14
5.   Principal Underwriter and Distribution Plans......................16
6.   Shareholder Servicing/Transfer Agent..............................20
7.   Custodian.........................................................21
8.   Independent Public Accountants....................................21
9.   Portfolio Transactions............................................21
10.  Description of Shares.............................................22
11.  Sales Charges.....................................................24
12.  Redeeming Shares..................................................25
13.  Telephone Transactions............................................29
14.  Pricing of Shares.................................................30
15.  Tax Status........................................................31
16.  Investment Results................................................35
17.  Financial Statements..............................................38
18.  Appendix A - Annual Fee, Expense and Other Information............39
19.  Appendix B - Description of Short-term Debt,
     Corporate Bond and Preferred Stock Ratings........................43
20.  Appendix C - Performance Statistics...............................49
21.  Appendix D - Other Pioneer Information............................65


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1.       FUND HISTORY

The fund is a diversified open-end management investment company. The fund was organized as a Nebraska corporation in 1968 and reorganized as a Delaware business trust in June 1994. Prior to December 1, 1993, the fund was called Mutual of Omaha Tax-Free Income Fund, Inc. and prior to June 30, 1994 was called Pioneer Tax-Free Income Fund, Inc.

2.       INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The prospectus presents the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund's prospectus and provides additional information on the fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.

PRIMARY INVESTMENTS

The investment objective of the fund is to seek as high a level of income exempt from federal income tax as possible, consistent with preservation of capital. To achieve this objective, the fund intends to invest in a diversified portfolio of obligations issued by or on behalf of states, counties and municipalities of the U.S. and their authorities and political subdivisions ("Tax-Exempt Bonds"), the interest on which is excluded from gross income for federal income tax purposes. All of the fund's assets will consist of: (1) Tax-Exempt Bonds which are rated at the time of purchase within the three highest grades assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa or A) or Standard & Poor's Ratings Group ("S&P") (AAA, AA, A); (2) temporary and/or taxable investments as described in the prospectus; and (3) cash or cash equivalents. While ratings at the time of purchase will determine which securities may be acquired, a subsequent reduction in rating will not require the fund to dispose of the securities. Investment in lower-quality securities may provide higher yields than higher-rated securities; however, the added risk of investing in lower quality securities might not be consistent with preservation of capital. The ratings of Moody's and S&P represent their opinions as to the quality of the Tax-Exempt Bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-Exempt Bonds with the same maturity, coupon and rating may have different yields while bonds of the same maturity and coupon with different ratings may have the same yield. There is no assurance the fund will attain its investment objective. See Appendix B for a description of rating categories.

MUNICIPAL OBLIGATIONS


The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the interest on which is, in the opinion of bond counsel to the issuer, excluded from gross income for federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues.


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The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

The fund may invest more than 25% of its total assets in securities the payments on which are derived from gas, electric, telephone, sewer and water segments of the municipal bond market. In view of this, an investment in the fund should be made with an understanding of the characteristics of these economic sectors and the potential risks of such an investment. Sector-wide problems include the effects of fluctuating economic conditions, energy conservation practices on levels of usage, difficulties in obtaining timely and adequate rate relief, compliance with environmental regulations, increasing capital expenditures and uncertainties with respect to fuel availability at reasonable prices. The fund does not consider broader economic sectors of the municipal bond market such as the utilities sector to be a single industry and will not purchase securities if more than 25% of its total assets would be invested in any one industry. For purposes of this limitation, Tax-Exempt Bonds, except those issued for the benefit of non-governmental users, are not considered to be part of an industry. The fund may invest 25% or more of its total assets in Tax-Exempt Bonds of issuers in any one state or it may invest 25% or more of its total assets in industrial development bonds.

The yields on Tax-Exempt Bonds are dependent on a variety of factors, including general money market conditions, general conditions of the Tax-Exempt Bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The value of outstanding Tax-Exempt Bonds will vary as a result of changing evaluations of the ability of their issuers to meet the interest and principal payments. Such values will also change in response to changes in the interest rates payable on new issues of Tax-Exempt Bonds. Should such interest rates rise, the values of outstanding bonds, including those held in the fund's portfolio, will decline and (if purchased at principal amount) would sell at a discount, and, if such interest rates fall, the values of outstanding bonds will increase and (if purchased at principal amount) would sell at a premium. Changes in the value of the Tax-Exempt Bonds held in the fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the fund.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Tax-Exempt Bonds. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of Tax-Exempt Bonds for investment by the fund and the value of the fund's portfolio would be affected. Additionally, the fund would reevaluate its investment objective and policies and consider changes in the structure of the fund.


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MUNICIPAL LEASE OBLIGATIONS

Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with other Tax-Exempt Bonds (as set forth in the prospectus). Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligations. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the non-appropriation risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although non-appropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The fund will seek to minimize these risks.

In determining the liquidity of municipal lease obligations, Pioneer Investment Management, Inc. ("Pioneer"), the fund's investment adviser, under guidelines established by the fund's Board of Trustees, will consider: (1) the essential nature of the leased property; and (2) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operation of the municipality.

If leased property is determined not to be essential in nature or if there is a likelihood that the municipality will discontinue appropriating funding, then the following factors will also be considered in determining liquidity:

(1) any relevant factors related to the general credit quality of the municipality, which may include: (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); and (d) the legal recourse in the event of failure to appropriate.

(2) any relevant factors related to the marketability of the municipal lease obligation which may include: (a) the frequency of trades and quotes for the obligation; (b) the number of dealers willing to purchase or sell the obligation and the number of other potential purchasers; (c) the willingness of dealers to undertake to make a market in the obligation; and (d) the nature of the marketplace trades, including the time needed to dispose of the obligation, the method of soliciting offers, and the mechanics of transfer.

ZERO COUPON AND DEFERRED INTEREST BONDS

Tax-Exempt Bonds in which the fund may invest also include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in value than debt obligations which make regular payments of interest. The fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders. Since no cash is


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received at the time of accrual, the fund may be required to liquidate other portfolio securities to satisfy its distribution obligations.

RESIDUAL INTERESTS IN MUNICIPAL SECURITIES

Certain municipal securities are divided into short-term and long-term components. The short-term component has a long-term maturity, but pays interest at a short-term rate that is reset by means of a "dutch auction" or similar method at specified intervals (typically 35 days). The long-term component or "residual interest" pays interest at a rate that is determined by subtracting the interest paid on the short-term component from the coupon rate on the municipal securities themselves. Consequently, the interest rate paid on residual interests will increase when short-term interest rates are declining and will decrease when short-term interest rates are increasing. This interest rate adjustment formula results in the market value of residual interests being significantly more volatile than that of ordinary municipal securities. In a declining interest rate environment, residual interests can provide the fund with a means of increasing or maintaining the level of tax-exempt interest paid to shareholders. However, because of the market volatility associated with residual interests, the fund will not invest more than 10% of its total assets in residual interests in municipal securities.

U.S. GOVERNMENT SECURITIES

U.S. government securities in which the fund may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the


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security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forego the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When-issued and delayed delivery transactions will be fully collateralized by segregated liquid assets. See "Asset Segregation."

OTHER INVESTMENT COMPANIES

The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result,
(i) more than 10% of the fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the fund, or (iii) more than 5% of the fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The fund will not invest in other investment companies for which Pioneer or any of its affiliates act as an investment adviser or distributor.

The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. The Board of Trustees reviews and monitors the creditworthiness of


                                       6
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any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction.

ASSET SEGREGATION

The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the fund's portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

PORTFOLIO TURNOVER

The fund will limit portfolio turnover to the extent practicable and consistent with its investment objective and policies. While it does not intend to engage in short-term trading, the fund will not preclude itself from taking advantage of short-term trends and yield disparities that might occur from time to time. A higher portfolio turnover rate will result in correspondingly higher transaction costs. See Appendix A for the fund's annual portfolio turnover rate.

FUTURES CONTRACTS

To hedge against changes in securities prices or interest rates or to seek to increase total return, the fund may purchase and sell various kinds of futures contracts. The fund may also enter into closing purchase and sale transactions with respect to any of such contracts. The futures contracts may be based on various securities (such as U.S. government securities), securities indices and other financial instruments and indices. The fund will engage in futures transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC").

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.


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Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price and rate of return on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices or rates that are currently available.

OTHER CONSIDERATIONS. The fund will engage in futures transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The fund will determine that the price fluctuations in the futures contracts used for hedging purposes are substantially related to price fluctuations in securities held by the fund or which the fund expects to purchase. Except as stated below, the fund's futures transactions will be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the fund expects that on 75% or more of the occasions on which it takes a long futures position, the fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures is closed out. However, in particular cases, when it is economically advantageous for the fund to do so, a long futures position may be terminated without the corresponding purchase of securities or other assets.

As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the fund to elect to comply with a different test, under which the amounts of initial margin deposits on the

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fund's existing non-hedging futures contracts would not exceed 5% of the market value of the fund's total assets. The fund will engage in transactions in futures contracts only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes.

Futures contracts involve brokerage costs, require margin deposits and, in the case of contracts obligating the fund to purchase securities, require the fund to segregate assets to cover such contracts.

While transactions in futures contracts may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the fund than if it had not entered into any futures contracts. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss.

LENDING OF PORTFOLIO SECURITIES

The fund may lend portfolio securities to member firms of the New York Stock Exchange (the "Exchange") under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The fund will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 30% of the value of the fund's total assets.

MONEY MARKET INSTRUMENTS. The fund may invest in short term money market instruments including commercial bank obligations and commercial paper. These instruments may be denominated in both U.S. and non-U.S. currency. The fund's investment in commercial bank obligations includes certificates of deposit ("CDs"), time deposits ("TDs") and bankers' acceptances. Obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers.

The fund's investments in commercial paper consist of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

INVESTMENT RESTRICTIONS

In compliance with an informal position taken by the staff of the SEC regarding leverage, the fund will not purchase securities during the current fiscal year at any time that outstanding borrowings exceed 5% of the fund's total assets.

FUNDAMENTAL INVESTMENT RESTRICTIONS. The fund has adopted certain investment restrictions which, along with the fund's investment objective, may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

1. 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

2.  more than 50% of the outstanding shares of the fund.

The fund may not:

1. Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities), if as a result: (a) more than 25% of the value of the fund's total assets would then be invested in securities of any single issuer; or (b) as to 75% of the value of the fund's total assets, more than 5% of the value of the fund's total assets would then be invested in securities of any single issuer. For the purpose of this limitation, the fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member as a separate issuer;

2. Borrow money, except from a bank for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding 5% of the value of the fund's total assets at the time of borrowing;

3. Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 5% of the value of the fund's total assets;

4. Knowingly purchase or otherwise acquire any securities which are subject to legal or contractual restrictions on resale or which are not readily marketable, or purchase the securities of any other investment company, except that it may make purchases of securities of investment companies in accordance with its investment objective, policies, and restrictions or as part of a merger, consolidation or acquisition of assets;

5. Underwrite any issue of securities, except in connection with the purchase of securities in accordance with its investment objective, policies and limitations, or participate on a joint or joint-and-several basis in any securities trading account;

6. Purchase or sell real estate (or real estate limited partnerships), but this shall not prevent the fund from investing in Tax-Exempt Bonds or other permitted obligations secured by real estate or interests therein;

7. Purchase or sell commodities or commodity contracts except options, financial futures or options on financial futures contracts in accordance with its investment objective, policies, and restrictions, or invest in oil, gas or other mineral leases, exploration or development programs, or write or purchase puts, calls, straddles, spreads or any combination thereof;

8. Make loans, except through the purchase of securities, including repurchase agreements, in accordance with its investment objective, policies and limitations;

9. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions and margin payments in connection with options, financial futures contracts and options on financial futures contracts; or

10. Purchase or retain the securities of any issuer other than the securities of the fund, if, to the fund's knowledge, those officers and trustees of the fund, or of the investment adviser or underwriter, who own individually or beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

3.   MANAGEMENT OF THE FUND

The fund's Board of Trustees provides broad supervision over the affairs of the fund. The officers of the fund are responsible for the fund's operations. The Trustees and executive officers of the fund are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the fund within the meaning of the 1940 Act.

JOHN F. COGAN, JR.*, CHAIRMAN OF THE BOARD, PRESIDENT AND TRUSTEE,
DOB: JUNE 1926
President, Chief Executive Officer and a Director of The Pioneer Group, Inc. ("PGI"); Chairman and a Director of Pioneer, Pioneer Funds Distributor, Inc. ("PFD"), Pioneer Goldfields Limited, Teberebie Goldfields Limited, Closed Joint-Stock Company "Amgun-Forest," Closed Joint-Stock Company "Udinskoye" and Closed Joint-Stock Company "Tas-Yurjah" Mining Company; Director of Pioneer Real Estate Advisors, Inc. ("PREA"), Pioneer Forest, Inc., Pioneer Management (Ireland) Ltd. ("PMIL"), Pioneer First Investment Fund and Closed Joint-Stock Company "Forest-Starma"; President and Director of Pioneer International Corp. ("PIntl"), Pioneer First Russia, Inc. and Pioneer Omega, Inc. ("Pioneer Omega"); Member of the Supervisory Board of Pioneer Fonds Marketing, GmbH, Pioneer First Polish Investment Fund Joint Stock Company, S.A. ("Pioneer First Polish"), Pioneer Czech Investment Company, A.S. ("Pioneer Czech") and Pioneer Universal Pension Fund Company; Chairman, President and Trustee of all of the Pioneer mutual funds; Director of Pioneer Global Equity Fund Plc, Pioneer Global Bond Fund Plc, Pioneer Euro Reserve Fund Plc, Pioneer European Equity Fund Plc, Pioneer Emerging Europe Fund Plc, Pioneer US Real Estate Fund Plc, Pioneer U.S. Growth Fund Plc, Pioneer Diversified Income Fund Plc and Pioneer America Fund Plc (collectively, the "Irish Funds"); and Of Counsel, Hale and Dorr LLP (counsel to PGI and the fund).

MARY K. BUSH, TRUSTEE, DOB: APRIL 1948
4201 CATHEDRAL AVENUE, NW, WASHINGTON, DC 20016
President, Bush & Co. (international financial advisory firm); Director and/or Trustee of Mortgage Guaranty Insurance Corporation, Hoover Institution, March of Dimes, Wilberforce University, Texaco, Inc., Building One Services Corporation and R.J. Reynolds Tobacco Holdings, Inc.; Advisory Board Member, Washington Mutual Investors Fund (registered investment company); and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

RICHARD H. EGDAHL, M.D., TRUSTEE, DOB: DECEMBER 1926
BOSTON UNIVERSITY HEALTH POLICY INSTITUTE, 53 BAY STATE ROAD, BOSTON, MA 02215 Alexander Graham Bell Professor of Health Care Entrepreneurship, Boston University; Professor of Management, Boston University School of Management; Professor of Public Health, Boston University School of Public Health; Professor of Surgery, Boston University School of Medicine; University Professor, Boston University; Director, Boston University Health Policy Institute, Boston University Program for Health Care Entrepreneurship; Trustee, Boston Medical Center; and Trustee of all of the Pioneer mutual funds.

MARGARET B.W. GRAHAM, TRUSTEE, DOB: MAY 1947
THE KEEP, P.O. BOX 110, LITTLE DEER ISLE, ME 04650
Founding Director, The Winthrop Group, Inc. (consulting firm); Manager of Research Operations, Xerox Palo Alto Research Center, from 1991 to 1994; formerly Professor of Operations Management and Management of Technology and Associate Dean, Boston University School of Management; and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

JOHN W. KENDRICK, TRUSTEE, DOB: JULY 1917
6363 WATERWAY DRIVE, FALLS CHURCH, VA 22044
Professor Emeritus, George Washington University; Director, American Productivity and Quality Center; Economic Consultant; and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

MARGUERITE A. PIRET, TRUSTEE, DOB: MAY 1948
ONE BOSTON PLACE, 26TH FLOOR, BOSTON, MA 02108
President, Newbury, Piret & Company, Inc. (merchant banking firm); Trustee of Boston Medical Center; Member of the Board of Governors of the Investment Company Institute; Director, Organogenesis Inc. (tissue engineering company); and Trustee of all of the Pioneer mutual funds.

DAVID D. TRIPPLE*, TRUSTEE AND EXECUTIVE VICE PRESIDENT, DOB: FEBRUARY 1944 Executive Vice President and a Director of PGI; President and a Director of Pioneer and PFD; Director of Pioneering Services Corporation ("PSC"), PIntl, PREA, Pioneer Omega, PMIL, Pioneer First Investment Fund and the Irish Funds; Member of the Supervisory Board of Pioneer First Polish and Pioneer Czech; and Executive Vice President and Trustee of all of the Pioneer mutual funds.

STEPHEN K. WEST, TRUSTEE, DOB: SEPTEMBER 1928
125 BROAD STREET, NEW YORK, NY 10004
Of Counsel, Sullivan & Cromwell (law firm); Director, Dresdner RCM Global Strategic Income Fund, Inc. since May 1997 and The Swiss Helvetia Fund, Inc. since 1995 (investment companies), AMVESCAP PLC (investment managers) since 1997 and ING American Insurance Holdings, Inc; Trustee, The Winthrop Focus Funds (investment companies); and Trustee of all of the Pioneer mutual funds.

JOHN WINTHROP, TRUSTEE, DOB: JUNE 1936
ONE NORTH ADGERS WHARF, CHARLESTON, SC 29401
President, John Winthrop & Co., Inc. (private investment firm); Director of NUI Corp. (energy sales, services and distribution); and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

ERIC W. RECKARD, TREASURER, DOB: JUNE 1956
Executive Vice President, Chief Financial Officer and Treasurer of PGI since June 1999; Treasurer of Pioneer, PFD, PSC, PIntl, PREA and Pioneer Omega since June 1999; Vice President-Corporate Finance of PGI from February 1999 to June 1999; Manager of Business Planning and Internal Audit of PGI since September 1996; Manager of Fund Accounting of Pioneer since May 1994; and Treasurer of all of the Pioneer mutual funds (Assistant Treasurer prior to June 1999).

JOSEPH P. BARRI, SECRETARY, DOB: AUGUST 1946
Corporate Secretary of PGI and most of its subsidiaries; Secretary of all of the Pioneer mutual funds; and Partner, Hale and Dorr LLP.

VINCENT NAVE, ASSISTANT TREASURER, DOB: JUNE 1945
Vice President-Fund Accounting, Administration and Custody Services of Pioneer (Manager from September 1996 to February 1999); and Assistant Treasurer of all of the Pioneer mutual funds since June 1999.

ROBERT P. NAULT, ASSISTANT SECRETARY, DOB: MARCH 1964
Senior Vice President, General Counsel and Assistant Secretary of PGI since 1995; Assistant Secretary of Pioneer, certain other PGI subsidiaries and all of the Pioneer mutual funds; and Assistant Clerk of PFD and PSC.

The business address of all officers is 60 State Street, Boston, Massachusetts 02109.

All of the outstanding capital stock of PFD, Pioneer and PSC is owned, directly or indirectly, by PGI, a publicly owned Delaware corporation. Pioneer, the fund's investment adviser, serves as the investment adviser for the Pioneer mutual funds and manages the investments of certain institutional accounts.

The table below lists all of the U.S.-registered Pioneer mutual funds currently offered to the public and the investment adviser and principal underwriter for each fund.

                                                        INVESTMENT ADVISER        PRINCIPAL
FUND NAME                                                                         UNDERWRITER
Pioneer International Growth Fund                       Pioneer                   PFD
Pioneer Europe Fund                                     Pioneer                   PFD
Pioneer World Equity Fund                               Pioneer                   PFD
Pioneer Emerging Markets Fund                           Pioneer                   PFD
Pioneer Indo-Asia Fund                                  Pioneer                   PFD
Pioneer Mid-Cap Value Fund                              Pioneer                   PFD
Pioneer Mid-Cap Fund                                    Pioneer                   PFD
Pioneer Growth Shares                                   Pioneer                   PFD
Pioneer Small Company Fund                              Pioneer                   PFD
Pioneer Independence Fund                               Pioneer                   Note 1
Pioneer Micro-Cap Fund                                  Pioneer                   PFD
Pioneer Balanced Fund                                   Pioneer                   PFD
Pioneer Equity-Income Fund                              Pioneer                   PFD
Pioneer Fund                                            Pioneer                   PFD
Pioneer II                                              Pioneer                   PFD
Pioneer Real Estate Shares                              Pioneer                   PFD
Pioneer Limited Maturity Bond Fund                      Pioneer                   PFD
Pioneer America Income Trust                            Pioneer                   PFD


                                       13


Pioneer Bond Fund                                       Pioneer                   PFD
Pioneer Tax-Free Income Fund                            Pioneer                   PFD
Pioneer Cash Reserves Fund                              Pioneer                   PFD
Pioneer Strategic Income Fund                           Pioneer                   PFD
Pioneer Tax-Managed Fund                                Pioneer                   PFD
Pioneer High Yield Fund                                 Pioneer                   PFD
Pioneer Science & Technology Fund                       Pioneer                   PFD
Pioneer Interest Shares                                 Pioneer                   Note 2
Pioneer Variable Contracts Trust                        Pioneer                   Note 3

Note 1 This fund is available to the general public only through Pioneer
Independence Plans, a systematic investment plan sponsored by PFD.

Note 2 This fund is a closed-end fund.

Note 3 This is a series of 15 separate portfolios designed to provide investment vehicles for the variable annuity and variable life insurance contracts of various insurance companies or for certain qualified pension plans.

SHARE OWNERSHIP

See Appendix A for annual information on the ownership of fund shares by the Trustees, the fund's officers and owners in excess of 5% of any class of shares of the fund.

COMPENSATION OF OFFICERS AND TRUSTEES

The fund pays no salaries or compensation to any of its officers. The fund compensates each Trustee who is not affiliated with PGI, Pioneer, PFD or PSC with a base fee, a variable fee calculated on the basis of average net assets of the fund, per meeting fees, and annual committee participation fees for each committee member or chairperson that are based on percentages of his or her aggregate annual fee. See the fee table in Appendix A.

SALES LOADS. Current and former Trustees and officers of the fund and other qualifying persons may purchase the fund's Class A shares without an initial sales charge.

4.   INVESTMENT ADVISER

The fund has contracted with Pioneer to act as its investment adviser. Pioneer is a wholly owned subsidiary of PGI. PGI is engaged in the financial services business in the U.S. and other countries. Certain Trustees or officers of the fund are also directors and/or officers of PGI and its subsidiaries (see management biographies above).

As the fund's investment adviser, Pioneer provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund's investment objective and policies, subject to the supervision of the fund's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.

Under the terms of its contract with the fund, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with the SEC, state or blue sky securities agencies and foreign countries, including the preparation of prospectuses and statements of additional information for filing with the SEC;
(g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PGI or PFD;
(k) the cost of preparing and printing share certificates; and (l) interest on borrowed money, if any. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party. The Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act and the Investment Advisers Act of 1940, as applicable. Pursuant to the management contract, Pioneer will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of Pioneer. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract.

ADVISORY FEE. As compensation for its management services, the fund pays Pioneer a fee at the annual rate of 0.50% of the fund's average daily net assets up to $250 million, 0.48% of the next $50 million and 0.45% on assets over $300 million. This fee is normally computed and accrued daily and paid monthly.

ADMINISTRATION AGREEMENT. The fund has entered into an administration agreement with Pioneer pursuant to which certain accounting and legal services which are expenses payable by the fund under the management contract are performed by Pioneer and pursuant to which Pioneer is reimbursed for its costs of providing such services. See Appendix A for fees the fund paid to Pioneer for administration and related services.

POTENTIAL CONFLICT OF INTEREST. The fund is managed by Pioneer which also serves as investment adviser to other Pioneer mutual funds and private accounts with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such private accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.

PERSONAL SECURITIES TRANSACTIONS. The fund, Pioneer and PFD have adopted a code of ethics under Rule 17j-1 of the 1940 Act which is applicable to officers, trustees/directors and designated employees. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

5.       PRINCIPAL UNDERWRITER AND DISTRIBUTION PLANS

PRINCIPAL UNDERWRITER

PFD, 60 State Street, Boston, Massachusetts 02109, is the principal underwriter for the fund in connection with the continuous offering of its shares. PFD is an indirect wholly owned subsidiary of PGI.

The fund entered into an underwriting agreement with PFD which provides that PFD will bear expenses for the distribution of the fund's shares, except for expenses incurred by PFD for which it is reimbursed or compensated by the fund under the distribution plans (discussed below). PFD bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the fund. PFD also pays certain expenses in connection with the distribution of the fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The fund bears the cost of registering its shares under federal and state securities law and the laws of certain non-U.S. countries. Under the underwriting agreement, PFD will use its best efforts in rendering services to the fund.

See "Class A Share Sales Charges" for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of the fund's Class A shares.

See the tables in Appendix A for commissions retained by PFD and reallowed to dealers in connection with PFD's offering of the fund's Class A shares during recently completed fiscal years.

The fund will not generally issue fund shares for consideration other than cash. At the fund's sole discretion, however, it may issue fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities.

The redemption price of shares of beneficial interest of the fund may, at Pioneer's discretion, be paid in cash or portfolio securities. The fund has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the fund's net asset value. A shareholder whose shares are redeemed in-kind may incur brokerage charges in selling the securities received in-kind. The selection of such securities will be made in such manner as the Board of Trustees deems fair and reasonable.

DISTRIBUTION PLANS

The fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A shares (the "Class A Plan"), a plan of distribution with respect to its Class B shares (the "Class B Plan") and a plan of distribution with respect to its Class C shares (the "Class C Plan") (together, the "Plans"), pursuant to which certain distribution and service fees are paid to PFD. Because of the Plans, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD") regarding investment companies.

CLASS A PLAN. Pursuant to the Class A Plan the fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Board of Trustees. The Board of Trustees has approved the following categories of expenses that may be reimbursed under the Class A Plan: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the fund's daily net assets attributable to Class A shares;
(ii) reimbursement to PFD for its expenditures for broker-dealer commissions and employee compensation on certain sales of the fund's Class A shares with no initial sales charge; and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. The expenses of the fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the fund's average daily net assets attributable to Class A shares. Distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the fund in a given year.

The Class A Plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time the fund is first invoiced for an expense. The limited carryover provision in the Class A Plan may result in an expense invoiced to the fund in one fiscal year being paid in the subsequent fiscal year and thus being treated for purposes of calculating the maximum expenditures of the fund as having been incurred in the subsequent fiscal year. In the event of termination or non-continuance of the Class A Plan, the fund has 12 months to reimburse any expense which it incurs prior to such termination or non-continuance, provided that payments by the fund during such 12-month period shall not exceed 0.25% of the fund's average daily net assets attributable to Class A shares during such period. See Appendix A for the amount, if any, of carryover of distribution expenses as of the end of the most recent calendar year.

CLASS B PLAN. Commissions on the sale of Class B shares equal to 3.75% of the amount invested are paid to broker-dealers who have sales agreements with PFD. PFD may also advance to dealers the first-year service fee payable under the Class B Plan at a rate up to 0.25% of the purchase price of such shares. As compensation for such advance of the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

The Class B Plan provides that the fund shall pay PFD, as the fund's distributor for its Class B shares, a daily distribution fee equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class B shares and will pay PFD a service fee equal to 0.25% of the fund's average daily net assets attributable to Class B shares (which PFD will in turn pay to securities dealers which enter into a sales agreement with PFD at a rate of up to 0.25% of the fund's average daily net assets attributable to Class B shares owned by investors for whom that securities dealer is the holder or dealer of record). This service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class B shares. Commencing in the 13th month following the purchase of Class B shares, dealers will become eligible for additional annual service fees of up to 0.25% of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

The purpose of distribution payments to PFD under the Class B Plan is to compensate PFD for its distribution services with respect to Class B shares of the fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment. The Class B Plan also provides that PFD will receive all contingent deferred sales charges ("CDSCs") attributable to Class B shares. When a broker-dealer sells Class B shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

The Class B Plan and underwriting agreement were amended effective September 30, 1998 to permit PFD to sell its right to receive distribution fees under the Class B Plan and CDSCs to third parties. PFD enters into such transactions to finance the payment of commissions to brokers at the time of sale and other distribution-related expenses. In connection with such amendments, the fund has agreed that the distribution fee will not be terminated or modified (including a modification by change in the rules relating to the conversion of Class B shares into Class A shares) with respect to Class B shares (a) issued prior to the date of any termination or modification or (b) attributable to Class B shares issued through one or a series of exchanges of shares of another investment company for which PFD acts as principal underwriter which were initially issued prior to the date of such termination or modification or (c) issued as a dividend or distribution upon Class B shares initially issued or attributable to Class B shares issued prior to the date of any such termination or modification except:

 (i) to the extent required by a change in the 1940 Act, the rules or regulations under the 1940 Act, the Conduct Rules of the NASD or an order of any court or governmental agency, in each case enacted, issued or promulgated after September 30, 1998;

 (ii)    in connection with a Complete Termination (as defined in the Class B
         Plan); or

 (iii) on a basis, determined by the Board of Trustees acting in good faith, so long as from and after the effective date of such modification or termination: neither the fund, the adviser nor certain affiliates pay, directly or indirectly, a fee to any person for the provision of personal and account maintenance services (as such terms are used in the Conduct Rules of the NASD) to the holders of Class B shares of the fund and the termination or modification of the distribution fee applies with equal effect to all Class B shares outstanding from time to time.

The Class B Plan also provides that PFD shall be deemed to have performed all services required to be performed in order to be entitled to receive the distribution fee, if any, payable with respect to Class B shares sold through PFD upon the settlement date of the sale of such Class B shares or in the case of Class B shares issued through one or a series of exchanges of shares of another investment company for which PFD acts as principal underwriter or issued as a dividend or distribution upon Class B shares, on the settlement date of the first sale on a commission basis of a Class B share from which such Class B share was derived.

In the amendments to the underwriting agreement, the fund agreed that subsequent to the issuance of a Class B share, it would not take any action to waive or change any CDSC (including a change in the rules applicable to conversion of Class B shares into another class) in respect of such Class B shares, except (i) as provided in the fund's prospectus or statement of additional information in effect on September 30, 1998, or (ii) as required by a change in the 1940 Act and the rules and regulations thereunder, the Conduct Rules of the NASD or any order of any court or governmental agency enacted, issued or promulgated after September 30, 1998.

CLASS C PLAN. Commissions on the sale of Class C shares of up to 0.75% of the amount invested in Class C shares are paid to broker-dealers who have sales agreements with PFD. PFD may also advance to dealers the first-year service fee payable under the Class C Plan at a rate up to 0.25% of the purchase price of such shares. As compensation for such advance of the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

The Class C Plan provides that the fund will pay PFD, as the fund's distributor for its Class C shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class C shares and will pay PFD a service fee equal to 0.25% of the fund's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers which enter into a sales agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to Class C shares of the fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. When a broker-dealer sells Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

GENERAL

In accordance with the terms of each Plan, PFD provides to the fund for review by the Trustees a quarterly written report of the amounts expended under the Plan and the purposes for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

No interested person of the fund, nor any Trustee of the fund who is not an interested person of the fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the fund and except to the extent certain officers may have an interest in PFD's ultimate parent, PGI.

Each Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the 1940 Act. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the fund and its current and future shareholders. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund affected thereby, and material amendments of the Plans must also be approved by the Trustees as provided in Rule 12b-1.

See Appendix A for fund expenses under the Class A Plan, Class B Plan and Class C Plan and CDSCs paid to PFD for the most recently completed fiscal year.

Upon redemption, Class A shares may be subject to a 1% CDSC, Class B shares are subject to a CDSC at a rate declining from a maximum 4% of the lower of the cost or market value of the shares and Class C shares may be subject to a 1% CDSC.

6.       SHAREHOLDER SERVICING/TRANSFER AGENT

The fund has contracted with PSC, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing and transfer agent for the fund.

Under the terms of its contract with the fund, PSC services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund's portfolio; and (iii) maintaining account records and responding to shareholder inquiries.

PSC receives an annual fee of $33.00 for each Class A, Class B and Class C shareholder account from the fund as compensation for the services described above. PSC is also reimbursed by the fund for its cash out-of-pocket expenditures. The fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by the fund would be in lieu of the per account fee which would otherwise be paid by the fund to PSC.

7.       CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the fund's assets. The custodian's responsibilities include safekeeping and controlling the fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund's investments.

8.       INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP, 225 Franklin Street, Boston, Massachusetts 02110, the fund's independent public accountants, provides audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.

9.       PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer pursuant to authority contained in the fund's management contract. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

Pioneer may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the fund. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the fund as well as shares of other investment companies managed by Pioneer. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the fund.

The Pioneer funds have entered into third-party brokerage and/or expense offset arrangements to reduce the funds' total operating expenses. Pursuant to third-party brokerage arrangements, certain of the funds that invest primarily in U.S. equity securities may incur lower custody fees by directing brokerage to third-party broker-dealers. Pursuant to expense offset arrangements, the funds incur lower transfer agency expenses by maintaining their cash balances with the custodian. See "Financial highlights" in the prospectus.

See the table in Appendix A for aggregate brokerage and underwriting commissions paid by the fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund.

10.      DESCRIPTION OF SHARES

As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See "Sales Charges." When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund's transfer agent and certificates will not normally be issued. The fund reserves the right to charge a fee for the issuance of Class A share certificates; certificates will not be issued for Class B or Class C shares.

The fund's Agreement and Declaration of Trust, dated as of June 16, 1994 (the "Declaration"), permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest which may be divided into such separate series as the Trustees may establish. Currently, the fund consists of only one series. The Trustees may, however, establish additional series of shares and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. The Declaration further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of three classes of shares of the fund, designated as Class A shares, Class B shares and Class C shares. Each share of a class of the fund represents an equal proportionate interest in the assets of the fund allocable to that class. Upon liquidation of the fund, shareholders of each class of the fund are entitled to share pro rata in the fund's net assets allocable to such class available for distribution to shareholders. The fund reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class represent an interest in the same portfolio of investments of the fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 Plans adopted by holders of those shares in connection with the distribution of shares.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. The fund is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.

The shares of each series of the fund are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the fund vote together as a class on matters that affect all series of the fund in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Declaration without the affirmative vote of a majority of the fund's shares. Shares have no preemptive or conversion rights, except that under certain circumstances Class B shares may convert to Class A shares.

As a Delaware business trust, the fund's operations are governed by the Declaration. Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration expressly provides that the fund is organized under the Delaware Act and that the Declaration is to be governed by Delaware law. There is nevertheless a possibility that a Delaware business trust, such as the fund, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the fund's shareholders could become subject to personal liability.

To guard against this risk, the Declaration (i) contains an express disclaimer of shareholder liability for acts or obligations of the fund and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by the fund or its Trustees, (ii) provides for the indemnification out of fund property of any shareholders held personally liable for any obligations of the fund or any series of the fund and (iii) provides that the fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the fund's business and the nature of its assets, the risk of personal liability to a fund shareholder is remote.

In addition to the requirements under Delaware law, the Declaration provides that a shareholder of the fund may bring a derivative action on behalf of the fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the fund, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration further provides that the fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the fund. The Declaration does not authorize the fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

The Declaration provides that any Trustee who is not an "interested person" of Pioneer shall be considered to be independent for purposes of Delaware law notwithstanding the fact that such Trustee receives compensation for serving as a trustee of the fund or other investment companies for which Pioneer acts as investment adviser.

11.      SALES CHARGES

The fund continuously offers three classes of shares designated as Class A, Class B and Class C shares as described in the prospectus.

CLASS A SHARE SALES CHARGES

You may buy Class A shares at the public offering price, including a sales charge, as follows:

                                            SALES CHARGE AS A % OF
                                            OFFERING          NET AMOUNT        DEALER
AMOUNT OF PURCHASE                          PRICE             INVESTED          REALLOWANCE
Less than $100,000                          4.50              4.71              4.00
$100,000 but less than $250,000             3.50              3.63              3.00
$250,000 but less than $500,000             2.50              2.56              2.00
$500,000 but less than $1,000,000           2.00              2.04              1.75
$1,000,000 or more                          0.00              0.00              see below

The schedule of sales charges above is applicable to purchases of Class A shares of the fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of Pioneer, may be included for this purpose.

No sales charge is payable at the time of purchase on investments of $1 million or more, or for purchases by participants in certain group plans described below subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 12 months of purchase. PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows: 1% on the first $5 million invested; 0.50% on the next $45 million invested; and 0.25% on the excess over $50 million invested. These commissions shall not be payable if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets will be required to return any commissions paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase.

LETTER OF INTENT ("LOI"). Reduced sales charges are available for purchases of $50,000 or more of Class A shares (excluding any reinvestments of dividends and capital gain distributions) made within a 13-month period pursuant to an LOI which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PSC within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in the fund and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by PSC, registered in your name, until the terms of the LOI are fulfilled. When you sign the Account Application, you agree to irrevocably appoint PSC your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. An LOI is not a binding obligation upon the investor to purchase, or the fund to sell, the amount specified in the LOI.

If the total purchases, less redemptions, exceed the amount specified under the LOI and are in an amount which would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI.

If the total purchases, less redemptions, are less than the amount specified under the LOI, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the LOI. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PSC, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess.

CLASS B SHARES

You may buy Class B shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase after September 30, 1998, all payments during a month will be aggregated and deemed to have been made on the first day of that month. For the purpose of determining the number of years from the time of any purchase made prior to October 1, 1998, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class B shares, the fund will first redeem shares not subject to any CDSC and then shares held longest during the six-year period. As a result, you will pay the lowest possible CDSC.

The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:

                              CDSC AS A % OF DOLLAR
 YEAR SINCE PURCHASE                        AMOUNT SUBJECT TO CDSC

 First                                               4.0
 Second                                              4.0
 Third                                               3.0
 Fourth                                              3.0
 Fifth                                               2.0
 Sixth                                               1.0
 Seventh and thereafter                              0.0

On March 31, 1999, in accordance with a tax-free reorganization approved by shareholders of Pioneer Intermediate Tax-Free Fund, Pioneer Intermediate-Tax Free Fund transferred all of its assets to the fund, and the fund assumed Pioneer Intermediate Tax-Free Fund's liabilities. Class A, Class B and Class C shares of the fund were issued proportionately to the respective holders of shares of Pioneer Intermediate Tax-Free Fund on the reorganization date. Such Class B shares redeemed within four years of purchase will be subject to a CDSC at the rates shown in the table below.

                              CDSC AS A % OF DOLLAR
 YEAR SINCE PURCHASE                        AMOUNT SUBJECT TO CDSC

 First                                               3.0
 Second                                              3.0
 Third                                               2.0
 Fourth                                              1.0
 Fifth and thereafter                                0.0

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.

Class B shares will automatically convert into Class A shares at the beginning of the calendar month (or the calendar quarter for purchases made prior to October 1, 1998) that is eight years (five years in the case of Class B shares issued to former shareowners of Pioneer Intermediate
Tax-Free Fund in connection with the reorganization described above) after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel that such conversions will not constitute taxable events for U.S. federal income tax purposes. The conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

CLASS C SHARES

You may buy Class C shares at net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions. Class C shares do not convert to any other class of fund shares.

For the purpose of determining the time of any purchase after September 30, 1998, all payments during a month will be aggregated and deemed to have been made on the first day of that month. For the purpose of determining the time of any purchase made prior to October 1, 1998, all payments made during a calendar quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class C shares, the fund will first redeem shares not subject to any CDSC and then shares held for the shortest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.

ADDITIONAL PAYMENTS TO DEALERS

From time to time, PFD or its affiliates may elect to make payments to dealers in addition to the commissions described above. PFD may elect to reallow the entire initial sales charge to participating dealers for all Class A sales with respect to which orders are placed during a particular period. Dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters under the federal securities laws. Contingent upon the achievement of certain sales objectives, PFD may pay to Mutual of Omaha Investor Services, Inc. 50% of PFD's retention of any sales commission on sales of the fund's Class A shares through such dealer. PFD will reallow to A.G. Edwards & Sons, Inc. the entire sales charge for all sales of the fund's Class A shares to IRA accounts if the order is placed from January 1, 2000 through April 17, 2000. PFD will reallow to Citicorp Investment Services the entire sales charge for all sales of the fund's Class A share if the order is placed from March 1, 2000 through June 30, 2000. PFD will reallow to participating broker/dealers the entire sales charge for all sales of the fund's Class A shares if the order is placed from March 1, 2000 through June 30, 2000. PFD or its affiliates may elect to pay dealers an additional commission based on the net asset value of all of the fund's Class B shares sold by a dealer during a particular period. PFD has elected to pay dealers an amount equal to 0.50% of the net asset value of the fund's Class B shares sold from April 1, 2000 through June 30, 2000. In addition, at its own expense, PFD may elect to pay additional cash or other incentives to dealers that sell or arrange for the sale of shares of the fund. Such cash or other incentives may take the form of payment for attendance at preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and preapproved sales campaigns or dealer-sponsored events. PFD may also elect to make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. PFD will offer such cash and other incentives only to the extent permitted by applicable law or by a self-regulatory agency such as the National Association of Securities Dealers, Inc.

12.      REDEEMING SHARES

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

SYSTEMATIC WITHDRAWAL PLAN(S) ("SWP") (CLASS A, CLASS B AND CLASS C SHARES). A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions to use the SWP option.

Periodic payments of $50 or more will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you. Class B accounts must meet the minimum initial investment requirement prior to establishing a SWP. Withdrawals from Class B and Class C share accounts are limited to 10% of the value of the account at the time the SWP is established. See "Qualifying for a reduced sales charge" in the prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account's address of record after you have opened your account, a signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.

Purchases of Class A shares of the fund at a time when you have a SWP in effect may result in the payment of unnecessary sales charges and may, therefore, be disadvantageous. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

A SWP may be terminated at any time (1) by written notice to PSC or from PSC to the shareholder; (2) upon receipt by PSC of appropriate evidence of the shareholder's death; or (3) when all shares in the shareholder's account have been redeemed.

You may obtain additional information by calling PSC at 1-800-225-6292.

REINSTATEMENT PRIVILEGE (CLASS A SHARES). If you redeem all or part of your Class A shares of the fund, you may reinvest all or part of the redemption proceeds without a sales charge in Class A shares of the fund if you send a written request to PSC not more than 90 days after your shares were redeemed. Your redemption proceeds will be reinvested at the next determined net asset value of the Class A shares of the fund after receipt of the written request for reinstatement. You may realize a gain or loss for federal income tax purposes as a result of the redemption, and special tax rules may apply if a reinstatement occurs. For example, if a redemption resulted in a loss and an investment is made in shares of the fund within 30 days before or after the redemption, you may not be able to recognize the loss for federal income tax purposes. Subject to the provisions outlined in the prospectus, you may also reinvest in Class A shares of other Pioneer mutual funds; in this case you must meet the minimum investment requirements for each fund you enter.

The 90-day reinstatement period may be extended by PFD for periods of up to one year for shareholders living in areas that have experienced a natural disaster, such as a flood, hurricane, tornado or earthquake.

13.      TELEPHONE TRANSACTIONS

You may purchase, exchange or sell Class A, Class B or Class C shares by telephone. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 9:00 p.m. Eastern time on weekdays. Computer-assisted transactions may be available to shareholders who have prerecorded certain bank information (see "FactFoneSM"). YOU ARE STRONGLY URGED TO CONSULT WITH YOUR INVESTMENT PROFESSIONAL PRIOR TO REQUESTING ANY TELEPHONE TRANSACTION.

To confirm that each transaction instruction received by telephone is genuine, the fund will record each telephone transaction, require the caller to provide the personal identification number ("PIN") for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the fund may be liable for any loss due to unauthorized or fraudulent instructions. The fund may implement other procedures from time to time. In all other cases, neither the fund, PSC nor PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

During times of economic turmoil or market volatility or as a result of severe weather or a natural disaster, it may be difficult to contact the fund by telephone to institute a purchase, exchange or redemption. You should communicate with the fund in writing if you are unable to reach the fund by telephone.

FACTFONESM. FactFoneSM is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFoneSM allows shareholder access to current information on Pioneer mutual fund accounts and to the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFoneSM to make computer-assisted telephone purchases, exchanges or redemptions from your Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. YOU ARE STRONGLY URGED TO CONSULT WITH YOUR INVESTMENT PROFESSIONAL PRIOR TO REQUESTING ANY TELEPHONE TRANSACTION. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFoneSM. Call PSC for assistance.

FactFoneSM allows shareholders to hear the following recorded fund information:

o net asset value prices for all Pioneer mutual funds;

o annualized 30-day yields on Pioneer's fixed income funds;

o annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market fund; and

o dividends and capital gain distributions on all Pioneer mutual funds.

Yields are calculated in accordance with SEC mandated standard formulas.

All performance numbers communicated through FactFoneSM represent past performance, and figures include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of Class A, Class B and Class C shares (except for Pioneer Cash Reserves Fund, which seeks to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

14.      PRICING OF SHARES

The net asset value per share of each class of the fund is determined as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on each day on which the Exchange is open for trading. As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.

In determining the value of the assets of the fund for the purpose of obtaining the net asset value, securities for which reliable quotations are readily available shall be valued on the basis of valuations furnished by pricing services which utilize electronic data processing techniques to determine the valuations for normal institutional-size trading units of such securities. Securities not valued by the pricing service for which reliable quotations are readily available, shall be valued at market values furnished by recognized dealers in such securities. Short-term obligations with remaining maturities of 60 days or less shall be valued at amortized cost. Securities and other assets for which reliable quotations are not readily available, shall be valued at their fair value as determined in good faith under consistently applied guidelines established by and under the general supervision of the Board of Trustees of the fund, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

The net asset value per share of each class of the fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the fund are accrued daily and taken into account. The fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. Class B and Class C shares are offered at net asset value without the imposition of an initial sales charge (Class B and Class C shares may be subject to a CDSC).

15.      TAX STATUS


The fund has elected to be treated, has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. If the fund did not qualify as a regulated investment company, it would be treated as a U.S. corporation subject to U.S. federal income tax. Under the Code, the fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed taxable ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The fund declares a dividend from any net investment income each business day. Dividends are normally paid on the last business day of the month. The fund distributes any net short- and long-term capital gains in November. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.


In order to qualify as a regulated investment company under Subchapter M, the fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or other income (including gains from options and futures contracts) derived with respect to its business of investing in such securities (the "90% income test") and satisfy certain annual distribution and quarterly diversification requirements. For purposes of the 90% income test, the character of income earned by certain entities in which the fund invests that are not treated as corporations (e.g., partnerships or trusts) for U.S. tax purposes will generally pass through to the fund. Consequently, the fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

In accordance with its investment objective, the fund invests its assets in a manner which will provide as large a portion of tax-exempt income as is consistent with the protection of shareholders' capital. The fund may from time to time invest a portion of its portfolio in short-term taxable obligations and may engage in transactions generating gains or income which is not tax-exempt, e.g., purchase non-municipal securities, sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, acquire any debt obligation at a market discount, acquire certain stripped tax-exempt obligations or their coupons or enter into options and futures transactions. The fund's distributions from such gains or income will not be "exempt-interest dividends", as described below, and accordingly will be taxable.

The Code permits tax-exempt interest received by the fund to flow through as tax-exempt "exempt-interest dividends" to the fund's shareholders, provided that the fund qualifies as a regulated investment company and at least 50% of the value of the fund's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in Section 103(a) of the Code. That part of the fund's net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be designated by the fund as an "exempt-interest dividend" under the Code. Exempt-interest dividends are excluded from a shareholder's gross income under the Code but are nevertheless required to be reported on the shareholder's federal income tax return. The percentage of income designated as tax-exempt is applied uniformly to all distributions made during each taxable year and may differ from the actual tax-exempt percentage earned by the fund during any particular month. That portion of the fund's dividends and distributions not designated as tax-exempt will be taxable as described below.

Exempt-interest dividends derived from interest on certain "private activity bonds" will be items of tax preference that are subject to federal alternative minimum tax for individuals or entities that are subject to such tax, and all exempt-interest dividends may result in or increase a corporate shareholder's liability for the federal alternative minimum tax.

Interest on indebtedness incurred (directly or indirectly) by a shareholder to purchase or carry shares of the fund will not be deductible for U.S. federal income tax purposes to the extent it is deemed under the Code and applicable regulations to relate to exempt-interest dividends received from the fund. The fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial revenue or private activity bonds or persons related to substantial users. Shareholders receiving social security or certain railroad retirement benefits may be subject to federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the fund.


Unless shareholders specify otherwise, all distributions will be automatically reinvested in additional full and fractional shares of the fund. For U.S. federal income tax purposes, all dividends are taxed as described below whether a shareholder takes them in cash or reinvests them in additional shares of the fund. Dividends from investment company taxable income, which includes taxable net investment income and net short-term capital gain in excess of net long-term capital loss are taxable as ordinary income. Dividends from net long-term capital gain in excess of net short-term capital loss ("net capital gain"), if any, are taxable to the fund's shareholders as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Any dividend declared by the fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.




If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute, at least annually, all or substantially all of its net taxable and tax-exempt income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

For U.S. federal income tax purposes, the fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the fund and are not expected to be distributed as such to shareholders. See Appendix A for the fund's available capital loss carryforwards.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund's portfolio or undistributed taxable income of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.


Redemptions and exchanges are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

In addition, if Class A shares redeemed or exchanged have been held for less than 91 days, (1) in the case of a reinvestment in the fund or another mutual fund at net asset value pursuant to the reinstatement privilege, or (2) in the case of an exchange, all or a portion of the sales charge paid on such shares is not included in their tax basis under the Code to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the reinstatement or exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the federal tax basis of the shares acquired in the other investments.


Options written or purchased and futures contracts entered into by the fund on certain securities or indices may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Additionally, the fund may be required to recognize gain if an option, futures contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options or futures contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund's risk of loss is substantially diminished by one or more options or futures contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, contracts and straddles may affect the amount, timing and character of the fund's income and capital gains or losses and hence of its distributions to shareholders.

The fund's dividends and distributions will not qualify for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are not corporations.

The exemption of exempt-interest dividends for U.S. federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority, which vary with respect to the taxation of such income. Many states will exempt from tax that portion of an exempt-interest dividend which represents interest received by the fund on that state's securities, subject in some cases to compliance with concentration and/or reporting requirements, which the fund makes no commitment to seek to satisfy. However, the fund will report annually to its shareholders the percentage of interest income received by the fund during the preceding year on federally tax-exempt obligations indicating, on a state-by-state basis only, the source of such income. Each shareholder is advised to consult his own tax adviser regarding the exemption, if any, of exempt-interest dividends under the state and local tax laws applicable to the shareholder.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the fund may in its sole discretion provide relevant information to shareholders.


Federal law requires that the fund withhold (as "backup withholding") 31% of reportable payments, including dividends (other than exempt-interest dividends), capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. Backup withholding may be inapplicable for any year in which the fund reasonably estimates that at least 95% of its dividends paid with respect to such year are exempt-interest dividends.

If, as anticipated, the fund continues to qualify as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. This description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the fund and, unless an effective IRS Form W-8, Form W-8BEN or other authorized withholding certificate is on file, to 31% backup withholding on certain other payments from the fund. Shareholders should consult their own tax advisers on these matters and on state, local and other applicable tax laws.

16.      INVESTMENT RESULTS

QUOTATIONS, COMPARISONS AND GENERAL INFORMATION

From time to time, in advertisements, in sales literature or in reports to shareholders, the past performance of the fund may be illustrated and/or compared with that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, yield or total return of the fund's classes may be compared to averages or rankings prepared by Lipper, Inc., a widely recognized independent service which monitors mutual fund performance; the Lehman Brothers Municipal Bond Index, an unmanaged measure of approximately 15,000 municipal bonds; or other comparable indices or investment vehicles.

In addition, the performance of the classes of the fund may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity, e.g., inflation or interest rates. The fund may also include securities industry or comparative performance information generally and in advertising or materials marketing the fund's shares. Performance rankings and listings reported in newspapers or national business and financial publications, such as BARRON'S, BUSINESS WEEK, CONSUMERS DIGEST, CONSUMER REPORTS, FINANCIAL WORLD, FORBES, FORTUNE, INVESTORS BUSINESS DAILY, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY MAGAZINE, NEW YORK TIMES, SMART MONEY, USA TODAY, U.S. NEWS AND WORLD REPORT, THE WALL STREET JOURNAL and WORTH, may also be cited (if the fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Markets, CDA/Wiesenberger, Donoghue's Mutual Fund Almanac, Ibbotson Associates, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre and Co., Lipper, Inc., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc.

In addition, from time to time quotations from articles from financial publications such as those listed above may be used in advertisements, in sales literature or in reports to shareholders of the fund.

The fund may also present, from time to time, historical information depicting the value of a hypothetical account in one or more classes of the fund since inception.

In presenting investment results, the fund may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his financial assets and obligations to determine how much to invest;
(b) his need to analyze the objectives of various investments to determine where to invest; and (c) his need to analyze his time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets.

STANDARDIZED YIELD QUOTATIONS

The yield of a class is computed by dividing the class' net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the class on the last day of such base period in accordance with the following formula:

                                    a-b
                  YIELD = 2[ ( ----- +1)^6-1]
                                    cd
Where:

         a        =        interest earned during the period

         b        =        net expenses accrued for the period

         c        =        the average daily number of shares outstanding during
                           the period that were entitled to receive dividends

         d        =        the maximum offering price per share on the last day
                           of the period

For purposes of calculating interest earned on debt obligations as provided in item "a" above:

(i) The yield to maturity of each obligation held by the fund is computed based on the market value of the obligation (including actual accrued interest, if any) at the close of business each day during the 30-day base period, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest, if any) on settlement date, and with respect to obligations sold during the month the sale price (plus actual accrued interest, if any) between the trade and settlement dates.

(ii) The yield to maturity of each obligation is then divided by 360 and the resulting quotient is multiplied by the market value of the obligation (including actual accrued interest, if any) to determine the interest income on the obligation for each day. The yield to maturity calculation has been made on each obligation during the 30 day base period.

(iii) Interest earned on all debt obligations during the 30-day or one month period is then totaled.

(iv) The maturity of an obligation with a call provision(s) is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

With respect to the treatment of discount and premium on mortgage- or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), the fund accounts for gain or loss attributable to actual monthly pay downs as an increase or decrease to interest income during the period. In addition, the fund may elect (i) to amortize the discount or premium remaining on a security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if the weighted average maturity date is not available, or (ii) not to amortize the remaining discount or premium on a security.

For purposes of computing yield, interest income is recognized by accruing 1/360 of the stated interest rate of each obligation in the fund's portfolio each day that the obligation is in the portfolio. Expenses of Class A and Class B accrued during any base period, if any, pursuant to the respective Distribution Plans are included among the expenses accrued during the base period.

See Appendix A for the standardized yield quotation for each class of fund shares as of the most recently completed fiscal year.

TAXABLE EQUIVALENT YIELD

The fund may also from time to time advertise its taxable equivalent yield which is determined by dividing that portion of the fund's yield (calculated as described above) that is tax exempt by one minus the stated federal income tax rate and adding the product to that portion, if any, of the fund's yield that is not tax exempt.

See Appendix A for the taxable equivalent yield for each class of fund shares as of the most recently completed fiscal year.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS

One of the primary methods used to measure the performance of a class of the fund is "total return." Total return will normally represent the percentage change in value of an account, or of a hypothetical investment in a class of the fund, over any period up to the lifetime of that class of the fund. Total return calculations will usually assume the reinvestment of all dividends and capital gain distributions and will be expressed as a percentage increase or decrease from an initial value for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will usually be annualized; total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values without percentages. Past performance cannot guarantee any particular future result.

The fund's average annual total return quotations for each of its classes as that information may appear in the fund's prospectus, this statement of additional information or in advertising are calculated by standard methods prescribed by the SEC.

Average annual total return quotations for each class of shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment in the class made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

         P(1+T)^n = ERV

Where:

     P       = a hypothetical initial payment of $1,000, less the maximum sales load of $57.50 for Class A shares or the deduction of the CDSC for Class B and Class C shares at the end of the period

     T       = average annual total return

     n       = number of years

     ERV     = ending redeemable value of the hypothetical $1,000 initial payment made at the beginning of the designated period (or fractional portion thereof)

For purposes of the above computation, it is assumed that all dividends and distributions made by the fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular class of shares are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to a class' mean account size.

See Appendix A for the annual total returns for each class of fund shares as of the most recently completed fiscal year.

17.  FINANCIAL STATEMENTS

The fund's audited financial statements for the fiscal year ended December 31, 1999 from the fund's annual report filed with the SEC on February 25, 2000 (Accession No. 0000202679-00-000002) are incorporated by reference into this statement of additional information. Those financial statements, including the financial highlights in the prospectus, have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect to the financial statements and are included in reliance upon the authority of Arthur Andersen LLP as experts in accounting and auditing in giving their report.

The fund's annual report includes the financial statements referenced above and is available without charge upon request by calling Shareholder Services at 1-800-225-6292.

18.   APPENDIX A - ANNUAL FEE, EXPENSE AND OTHER INFORMATION

Portfolio Turnover

The fund's annual portfolio turnover rate was 24% for the fiscal year ended December 31, 1999.

Share Ownership

As of March 31, 2000, the Trustees and officers of the fund owned beneficially in the aggregate less than 1% of the outstanding shares of the fund. The following is a list of the holders of 5% or more of any class of the fund's outstanding shares as of March 31, 2000:

                                                                                Number of
Record Holder                                               Share Class         Shares         % of Class

Merrill Lynch, Pierce, Fenner & Smith                       Class B             144,433        13.87
Incorporated for the Sole Benefit of its Customers          Class C             39,572         22.89
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

Raffaella R. Buonocore                                      Class C             15,423         8.92
Trustee of the Raffaella R.
Buonocore Living Trust
1720 Walnut Street
Chester, PA 19013-5725

Pioneer Funds Distributor, Inc.                             Class C             9,785          5.66
60 State Street
Boston, MA 02109-1800

Compensation of Officers and Trustees

The following table sets forth certain information with respect to the compensation of each Trustee of the fund.

                                              Pension or        Total
                                              Retirement        Compensation
                                              Benefits          from the Fund
                            Aggregate         Accrued as        and Other
                            Compensation      Part of Fund      Pioneer Mutual
Name of Trustee             from Fund*        Expenses          Funds**

John F. Cogan, Jr.***        $    750.00               $0           $18,000.00
Mary K. Bush                    2,758.00                0            93,500.00
Richard H. Egdahl, M.D.         2,758.00                0            95,500.00
Margaret B.W. Graham            2,761.00                0           102,000.00
John W. Kendrick                2,357.00                0            82,500.00
Marguerite A. Piret             2,863.00                0           116,750.00
David D. Tripple***               750.00                0            18,000.00
Stephen K. West                 2,861.00                0           108,250.00
John Winthrop                   2,859.00                0            98,400.00
                                                        -          -----------
                              $20,717.00               $0          $732,900.00

      *     For the fiscal year ended December 31, 1999.
      **    For the calendar year ended December 31, 1999.
      ***   Under the management contract, Pioneer reimburses the fund for any
            Trustees fees paid by the fund.

Approximate Management Fees the Fund Paid or Owed Pioneer

For the Fiscal Years Ended December 31,
1999                            1998                         1997

$2,000,000                      $1,992,000                   $2,064,000

Fees the Fund Paid to Pioneer under the Administration Agreement effective October 9, 1998

For the Fiscal Year Ended December 31,
1999

$103,305

Carryovers of Distribution Expenses

As of December 31, 1999 there was a carryover of distribution expenses in the amount of $68,263 under the Class A Plan.

Approximate Net Underwriting Commissions Retained by PFD

For the Fiscal Years Ended December 31,
1999                            1998                         1997

$43,000                         $50,000                      $51,000

Approximate Commissions Reallowed to Dealers

For the Fiscal Years Ended December 31,
19989                           1998                         1997

$367,000                        $398,000                     $349,000

Fund Expenses under the Distribution Plans

For the Fiscal Year Ended December 31, 1999
Class A Plan                    Class B Plan                 Class C Plan

$989,586                        $128,354                     $40,268

CDSCs

During the fiscal year ended December 31, 1999, CDSCs in the amount of $69,513 were paid to PFD.

Brokerage and Underwriting Commissions (Portfolio Transactions)

For the Fiscal Years Ended December 31,
1999                            1998                         1997

$0                              $0                           $0

Capital Loss Carryforwards as of December 31, 1999

As of the end of its most recent taxable year, the fund ha a capital loss carryforward of $1,220,892 which will expire in 2007 if not utilized.

Average Annual Total Returns (December 31, 1999)

                                  Average Annual Total Return (%)
                                                          Since        Inception
Class of Shares     One Year   Five Years    Ten Years    Inception    Date

Class A Shares      -8.63      5.05          5.92         6.12         1/18/77
Class B Shares      -8.66      N/A           N/A          3.63         4/28/95
Class C Shares      -4.93      N/A           N/A          2.66         1/31/96

Standardized 30-Day Yield (December 31, 1999)

Class of Shares                       Yield (%)

Class A Shares                        4.86
Class B Shares                        3.83
Class C Shares                        3.63

Taxable Equivalent Yield (39.6% Federal Income Tax Bracket) (December 31, 1999)


Class of Shares                       Yield (%)

Class A Shares                        8.05
Class B Shares                        6.34
Class C Shares                        6.01

19. APPENDIX B - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS(1)

Moody's Investors Service, Inc. ("Moody's") Short-Term Prime Rating System

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      Leading market positions in well-established industries.
      High rates of return on funds employed.
      Conservative capitalization structure with moderate reliance on debt and ample asset protection.
      Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
      Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for Bank Deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether

------------------
(1) The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

payment of the obligation will be affected by actions of the government controlling the currency of denomination. In addition, risks associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer's branch is located are not incorporated into Moody's short-term debt ratings.

If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

Moody's Debt Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody's Preferred Stock Ratings

Because of the fundamental differences between preferred stocks and bonds, a variation of Moody's familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa: An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba: An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c: This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Short-Term Issue Credit Ratings

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Standard & Poor's Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

      Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
      Nature of and provisions of the obligation;
      Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

20.   APPENDIX C - PERFORMANCE STATISTICS

                          Pioneer Tax-Free Income Fund
                                 Class A Shares

                                                                                Net Asset
                  Initial        Offering        Sales Charge   Shares          Value Per      Initial Net
Date              Investment     Price           Included       Purchased       Share          Asset Value

1/18/77           $10,000        $15.79          4.50%          633.312         $15.08         $9,550

                                 Value of Shares
                    (Dividends and Capital Gains Reinvested)

                        From           From Capital     From Dividends
Date               Investment      Gains Reinvested         Reinvested       Total Value

12/31/90               $7,296                  $884            $14,352           $22,532
12/31/91               $7,593                $1,302            $16,451           $25,346
12/31/92               $7,650                $1,800            $18,108           $27,558
12/31/93               $8,031                $2,534            $20,571           $31,136
12/31/94               $7,119                $2,254            $19,778           $29,151
12/31/95               $7,828                $2,719            $23,511           $34,058
12/31/96               $7,574                $3,188            $24,512           $35,274
12/31/97               $7,707                $3,987            $26,733           $38,428
12/31/98               $7,613                $5,051            $28,145           $40,809
12/31/99               $6,953                $4,695            $27,409           $39,057

                                 Class B Shares

                                                                                Net Asset
                  Initial        Offering        Sales Charge   Shares          Value Per      Initial Net
Date              Investment     Price           Included       Purchased       Share          Asset Value

4/28/95           $10,000        $11.81          0.00%          846.74          $11.81         $10,000

Past performance does not guarantee future results. Return and share price fluctuate and your shares when redeemed may be worth more or less than your original cost.

                          Pioneer Tax-Free Income Fund
                                 Class B Shares

                                 Value of Shares
                    (Dividends and Capital Gains Reinvested)

                          From Capital          From
                  From           Gains     Dividends     CDSC if       Total
Date        Investment      Reinvested    Reinvested    Redeemed       Value    CDSC %

12/31/95       $10,423             $77          $294        $400     $10,394      4.00
12/31/96       $10,059            $250          $771        $400     $10,680      4.00
12/31/97       $10,237            $488        $1,260        $300     $11,685      3.00
12/31/98       $10,102            $829        $1,704        $300     $12,335      3.00
12/31/99        $9,230            $782        $1,990        $185     $11,817      2.00

                                 Class C Shares

                                                                                Net Asset
                  Initial        Offering        Sales Charge   Shares          Value Per      Initial Net
Date              Investment     Price           Included       Purchased       Share          Asset Value

1/31/96           $10,000        $12.32          0.00%          811.688         $12.32         $10,000

                                 Value of Shares
                    (Dividends and Capital Gains Reinvested)

                          From Capital          From
                  From           Gains     Dividends     CDSC if       Total
Date        Investment      Reinvested    Reinvested    Redeemed       Value    CDSC %

12/31/96       $9,642             $163          $414         $96     $10,123      1.00
12/31/97       $9,830             $381          $859          $0     $11,070      0.00
12/31/98       $9,691             $696        $1,273          $0     $11,660      0.00
12/31/99       $8,856             $659        $1,571          $0     $11,086      0.00

Past performance does not guarantee future results. Return and share price fluctuate and your shares when redeemed may be worth more or less than your original cost.

Comparative Performance Index Descriptions

The following securities indices are well known, unmanaged measures of market performance. Advertisements and sales literature for the fund may refer to these indices or may present comparisons between the performance of the fund and one or more of the indices. Other indices may also be used, if appropriate. The indices are not available for direct investment. The data presented are not meant to be indicative of the performance of the fund, do not reflect past performance and do not guarantee future results.

S&P 500. This index is a readily available, carefully constructed, market value weighted benchmark of common stock performance. Currently, the S&P 500 includes 500 of the largest stocks (in terms of stock market value) in the U.S.

Dow Jones Industrial Average. This is a total return index based on the performance of stocks of 30 blue chip companies widely held by individuals and institutional investors. The 30 stocks represent about a fifth of the $8 trillion-plus market value of all U.S. stocks and about a fourth of the value of stocks listed on the New York Stock Exchange (NYSE).

U.S. Small Stock Index. This index is a market value weighted index of the ninth and tenth deciles of the NYSE, plus stocks listed on the American Stock Exchange and over the counter with the same or less capitalization as the upper bound of the NYSE ninth decile.

U.S. Inflation. The Consumer Price Index for All Urban Consumers (CPI-U), not seasonally adjusted, is used to measure inflation, which is the rate of change of consumer goods prices. Unfortunately, the inflation rate as derived by the CPI is not measured over the same period as the other asset returns. All of the security returns are measured from one month-end to the next month-end. CPI commodity prices are collected during the month. Thus, measured inflation rates lag the other series by about one-half month. Prior to January 1978, the CPI (as compared with CPI-U) was used. Both inflation measures are constructed by the U.S. Department of Labor, Bureau of Labor Statistics, Washington, DC.

S&P/BARRA Indexes. The S&P/BARRA Growth and Value Indexes are constructed by dividing the stocks in the S&P 500 according to price-to-book ratios. The Growth Index contains stocks with higher price-to-book ratios, and the Value Index contains stocks with lower price-to-book ratios. Both indexes are market capitalization weighted.

Merrill Lynch Micro-Cap Index. The Merrill Lynch Micro-Cap Index represents the performance of 1,980 stocks ranging in market capitalization from $50 million to $125 million. Index returns are calculated monthly.

Merrill Lynch High Yield Master II Index. This index is a market capitalization weighted total return index covering U.S. dollar-denominated high-yield bonds. Qualifying bonds must have at least $100 million par amount outstanding, a remaining term to maturity greater than or equal to one year, and a credit rating less than BBB3 but not in default (based on the composite of Moody's and Standard & Poor's). The index includes deferred interest and pay-in-kind bonds, but excludes structured notes, floating rate notes and other variable coupon securities. The index also excludes emerging markets debt (issuers domiciled in below investment grade rated countries). Index constituents are rebalanced monthly on the last calendar day of the month. Index values are calculated daily.

Merrill Lynch Index of Convertible Bonds (Speculative Quality). This is a market capitalization weighted index including all mandatory and non-mandatory domestic corporate convertible securities with at least an original par of $50 million or a $50 million market value; securities dropping below a market value of $40 million are excluded. Returns are calculated weekly based on Thursday's closing prices and are linked monthly. All securities must be convertible to common stock only. Quality range is D3-BB1 based on composite Moody's and Standard
& Poor's ratings.

Long-Term U.S. Government Bonds. The total returns on long-term government bonds after 1977 are constructed with data from The Wall Street Journal and are calculated as the change in the flat price or and-interest price. From 1926 to 1976, data are obtained from the government bond file at the Center for Research in Security Prices (CRSP), Graduate School of Business, University of Chicago. Each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon was used and whose returns did not reflect potential tax benefits, impaired negotiability or special redemption or call privileges. Where callable bonds had to be used, the term of the bond was assumed to be a simple average of the maturity and first call dates minus the current date. The bond was "held" for the calendar year and returns were computed.

Intermediate-Term U.S. Government Bonds. Total returns of intermediate-term government bonds after 1987 are calculated from The Wall Street Journal prices, using the change in flat price. Returns from 1934 to 1986 are obtained from the CRSP government bond file.

Each year, one-bond portfolios are formed, the bond chosen is the shortest noncallable bond with a maturity not less than five years, and this bond is "held" for the calendar year. Monthly returns are computed. (Bonds with impaired negotiability or special redemption privileges are omitted, as are partially or fully tax-exempt bonds starting with 1943.) From 1934 to 1942, almost all bonds with maturities near five years were partially or fully tax-exempt and were selected using the rules described above. Personal tax rates were generally low in that period, so that yields on tax-exempt bonds were similar to yields on taxable bonds. From 1926 to 1933, there are few bonds suitable for construction of a series with a five-year maturity. For this period, five-year bond yield estimates are used.

Morgan Stanley Capital International ("MSCI"). These indices are in U.S. dollar terms with gross dividends reinvested and measure the performance of developed and emerging stock markets around the world. MSCI All Country indices represent both the developed and the emerging markets for a particular region. These indices are unmanaged. The free indices exclude shares which are not readily purchased by non-local investors. MSCI covers over 1,500 securities in 28 emerging markets and 2,300 securities in 23 developed markets, totaling over $20 trillion in market capitalization. Several Pioneer mutual funds that invest in international securities compare their performance to various MSCI indices.

6-Month CDs. Data sources include the Federal Reserve Bulletin and The Wall Street Journal.

Long-Term U.S. Corporate Bonds. Since 1969, corporate bond total returns are represented by the Salomon Brothers Long-Term High-Grade Corporate Bond Index. As most large corporate bond transactions take place over the counter, a major dealer is the natural source of these data. The index includes nearly all Aaa- and Aa-rated bonds with at least 10 years to maturity. If a bond is downgraded during a particular month, its return for the month is included in the index before removing the bond from future portfolios.

From 1926 to 1968 the total returns were calculated by summing the capital appreciation returns and the income returns. For the period 1946 to 1968, Ibbotson and Sinquefield backdated the Salomon Brothers' index, using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers for 1969 to 1995. Capital appreciation returns were calculated from yields assuming (at the beginning of each monthly holding period) a 20-year maturity, a bond price equal to par, and a coupon equal to the beginning-of-period yield. For the period 1926 to 1945, Standard & Poor's monthly high-grade corporate composite yield data were used, assuming a 4% coupon and a 20-year maturity. The conventional present-value formula for bond price for the beginning and end-of-month prices was used. (This formula is presented in Ross, Stephen A., and Westerfield, Randolph W., Corporate Finance, Times Mirror/Mosby, St. Louis, 1990, p. 97 ["Level-Coupon Bonds"].) The monthly income return was assumed to be one-twelfth the coupon.

Lehman Brothers Government/Corporate Bond Index - Intermediate. This index is comprised of securities with one to ten years to maturity. It includes Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds.


U.S. (30-Day) Treasury Bills. For the U.S. Treasury Bill Index, data from The Wall Street Journal are used after 1977; the CRSP government bond file is the source until 1976. Each month a one-bill portfolio containing the shortest-term bill having not less than one month to maturity is constructed. (The bill's original term to maturity is not relevant.) To measure holding period returns for the one-bill portfolio, the bill is priced as of the last trading day of the previous month-end and as of the last trading day of the current month.

National Association of Real Estate Investment Trusts ("NAREIT") Equity REIT Index. All of the data are based upon the last closing price of the month for all tax-qualified REITs listed on the NYSE, AMEX and NASDAQ. The data are market-value-weighted. Prior to 1987 REITs were added to the index the January following their listing. Since 1987 newly formed or listed REITs are added to the total shares outstanding figure in the month that the shares are issued. Only common shares issued by the REIT are included in the index. The total return calculation is based upon the weighting at the beginning of the period. Only those REITs listed for the entire period are used in the total return calculation. Dividends are included in the month based upon their payment date. There is no smoothing of income. Liquidating dividends, whether full or partial, are treated as income.

Russell U.S. Equity Indexes. The Russell 3000(R) Index (the "Russell 3000") is comprised of the 3,000 largest U.S. companies as determined by market capitalization representing approximately 98% of the U.S. equity market. The average market capitalization is approximately $4.4 billion. The Russell 2500(TM) Index measures performance of the 2,500 smallest companies in the Russell 3000. The average market capitalization is approximately $876 million, and the largest company in the index has an approximate market capitalization of $3.8 billion. The Russell 2000(R) Index measures performance of the 2,000 smallest stocks in the Russell 3000; the largest company in the index has a market capitalization of approximately $1.3 billion. The Russell 1000(R) Index (the "Russell 1000") measures the performance of the 1,000 largest companies in the Russell 3000. The average market capitalization is approximately $12.1 billion. The smallest company in the index has an approximate market capitalization of $1.3 billion. The Russell Midcap(TM) Index measures performance of the 800 smallest companies in the Russell 1000. The largest company in the index has an approximate market capitalization of $11.2 billion. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-

book ratios and higher forecasted growth values. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell indexes are reconstituted annually as of June 30, based on May 31 market capitalizations.

Wilshire Real Estate Securities Index. The Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as REITs and real estate operating companies ("REOCs"). The index is capitalization-weighted. As of March 31, 1999, 119 companies were included in the index, with a total market cap of $116.97 billion. At September 30, 1999, the companies in the index were 92.31% equity and hybrid REITs and 7.69% REOCs.


Standard & Poor's MidCap 400 Index. The S&P 400 is a market-capitalization-weighted index. The performance data for the index were calculated by taking the stocks presently in the index and tracking them backwards in time as long as there were prices reported. No attempt was made to determine what stocks "might have been" in the S&P 400 five or ten years ago had it existed. Dividends are reinvested on a monthly basis prior to June 30, 1991, and are reinvested daily thereafter.

Lipper Indexes. These indexes represent equally weighted performance, adjusted for capital gain distributions and income dividends, of mutual funds that are considered peers of the Pioneer mutual funds. Lipper, Inc. is an independent firm that tracks mutual fund performance.


Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index. The index includes fixed rate debt issues rated investment grade or higher by Moody's Investors Service, Standard & Poor's Corporation or Fitch Investors Service, in that order. All issues have at least one year to maturity with intermediate indices including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest.

Bank Savings Account. Data sources include the U.S. League of Savings Institutions Sourcebook; average annual yield on savings deposits in FSLIC [FDIC] insured savings institutions for the years 1963 to 1987; and The Wall Street Journal thereafter.

Nasdaq Composite Index. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The index is market-value weighted. The Nasdaq Composite includes over 5,000 companies and is one of the most widely followed and quoted major market indices because it is so broad-based.

Sources: Ibbotson Associates, Towers Data Systems, Lipper, Inc. and PGI

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                                   Dow                                 S&P/          S&P/       Merrill
                                 Jones   U.S. Small                   BARRA         BARRA         Lynch
                      S&P   Industrial        Stock        U.S.         500           500     Micro-Cap
                      500      Average        Index   Inflation      Growth         Value         Index
--------------------------------------------------------------------------------------------------------
Dec 1925              N/A          N/A          N/A         N/A         N/A           N/A           N/A
Dec 1926            11.62          N/A         0.28       -1.49         N/A           N/A           N/A
Dec 1927            37.49          N/A        22.10       -2.08         N/A           N/A           N/A
Dec 1928            43.61        55.38        39.69       -0.97         N/A           N/A           N/A
Dec 1929            -8.42       -13.64       -51.36        0.20         N/A           N/A           N/A
Dec 1930           -24.90       -30.22       -38.15       -6.03         N/A           N/A           N/A
Dec 1931           -43.34       -49.02       -49.75       -9.52         N/A           N/A           N/A
Dec 1932            -8.19       -16.88        -5.39      -10.30         N/A           N/A           N/A
Dec 1933            53.99        73.72       142.87        0.51         N/A           N/A           N/A
Dec 1934            -1.44         8.08        24.22        2.03         N/A           N/A           N/A
Dec 1935            47.67        43.77        40.19        2.99         N/A           N/A           N/A
Dec 1936            33.92        30.23        64.80        1.21         N/A           N/A           N/A
Dec 1937           -35.03       -28.88       -58.01        3.10         N/A           N/A           N/A
Dec 1938            31.12        33.16        32.80       -2.78         N/A           N/A           N/A
Dec 1939            -0.41         1.31         0.35       -0.48         N/A           N/A           N/A
Dec 1940            -9.78        -7.96        -5.16        0.96         N/A           N/A           N/A
Dec 1941           -11.59        -9.88        -9.00        9.72         N/A           N/A           N/A
Dec 1942            20.34        14.13        44.51        9.29         N/A           N/A           N/A
Dec 1943            25.90        19.06        88.37        3.16         N/A           N/A           N/A
Dec 1944            19.75        17.19        53.72        2.11         N/A           N/A           N/A
Dec 1945            36.44        31.60        73.61        2.25         N/A           N/A           N/A
Dec 1946            -8.07        -4.40       -11.63       18.16         N/A           N/A           N/A
Dec 1947             5.71         7.61         0.92        9.01         N/A           N/A           N/A
Dec 1948             5.50         4.27        -2.11        2.71         N/A           N/A           N/A
Dec 1949            18.79        20.92        19.75       -1.80         N/A           N/A           N/A
Dec 1950            31.71        26.40        38.75        5.79         N/A           N/A           N/A
Dec 1951            24.02        21.77         7.80        5.87         N/A           N/A           N/A
Dec 1952            18.37        14.58         3.03        0.88         N/A           N/A           N/A
Dec 1953            -0.99         2.02        -6.49        0.62         N/A           N/A           N/A
Dec 1954            52.62        51.25        60.58       -0.50         N/A           N/A           N/A
Dec 1955            31.56        26.58        20.44        0.37         N/A           N/A           N/A
Dec 1956             6.56         7.10         4.28        2.86         N/A           N/A           N/A
Dec 1957           -10.78        -8.63       -14.57        3.02         N/A           N/A           N/A
Dec 1958            43.36        39.31        64.89        1.76         N/A           N/A           N/A
Dec 1959            11.96        20.21        16.40        1.50         N/A           N/A           N/A
Dec 1960             0.47        -6.14        -3.29        1.48         N/A           N/A           N/A
Dec 1961            26.89        22.60        32.09        0.67         N/A           N/A           N/A
Dec 1962            -8.73        -7.43       -11.90        1.22         N/A           N/A           N/A
Dec 1963            22.80        20.83        23.57        1.65         N/A           N/A           N/A

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                                   Dow                                 S&P/          S&P/       Merrill
                                 Jones   U.S. Small                   BARRA         BARRA         Lynch
                      S&P   Industrial        Stock        U.S.         500           500     Micro-Cap
                      500      Average        Index   Inflation      Growth         Value         Index
--------------------------------------------------------------------------------------------------------
Dec 1964            16.48        18.85        23.52        1.19         N/A           N/A           N/A
Dec 1965            12.45        14.39        41.75        1.92         N/A           N/A           N/A
Dec 1966           -10.06       -15.78        -7.01        3.35         N/A           N/A           N/A
Dec 1967            23.98        19.16        83.57        3.04         N/A           N/A           N/A
Dec 1968            11.06         7.93        35.97        4.72         N/A           N/A           N/A
Dec 1969            -8.50       -11.78       -25.05        6.11         N/A           N/A           N/A
Dec 1970             4.01         9.21       -17.43        5.49         N/A           N/A           N/A
Dec 1971            14.31         9.83        16.50        3.36         N/A           N/A           N/A
Dec 1972            18.98        18.48         4.43        3.41         N/A           N/A           N/A
Dec 1973           -14.66       -13.28       -30.90        8.80         N/A           N/A           N/A
Dec 1974           -26.47       -23.58       -19.95       12.20         N/A           N/A           N/A
Dec 1975            37.20        44.75        52.82        7.01       31.72         43.38           N/A
Dec 1976            23.84        22.82        57.38        4.81       13.84         34.93           N/A
Dec 1977            -7.18       -12.84        25.38        6.77      -11.82         -2.57           N/A
Dec 1978             6.56         2.79        23.46        9.03        6.78          6.16         27.76
Dec 1979            18.44        10.55        43.46       13.31       15.72         21.16         43.18
Dec 1980            32.42        22.17        39.88       12.40       39.40         23.59         32.32
Dec 1981            -4.91        -3.57        13.88        8.94       -9.81          0.02          9.18
Dec 1982            21.41        27.11        28.01        3.87       22.03         21.04         33.62
Dec 1983            22.51        25.97        39.67        3.80       16.24         28.89         42.44
Dec 1984             6.27         1.31        -6.67        3.95        2.33         10.52        -14.97
Dec 1985            32.16        33.55        24.66        3.77       33.31         29.68         22.89
Dec 1986            18.47        27.10         6.85        1.13       14.50         21.67          3.45
Dec 1987             5.23         5.48        -9.30        4.41        6.50          3.68        -13.84
Dec 1988            16.81        16.14        22.87        4.42       11.95         21.67         22.76
Dec 1989            31.49        32.19        10.18        4.65       36.40         26.13          8.06
Dec 1990            -3.17        -0.56       -21.56        6.11        0.20         -6.85        -29.55
Dec 1991            30.55        24.19        44.63        3.06       38.37         22.56         57.44
Dec 1992             7.67         7.41        23.35        2.90        5.07         10.53         36.62
Dec 1993             9.99        16.94        20.98        2.75        1.68         18.60         31.32
Dec 1994             1.31         5.06         3.11        2.67        3.13         -0.64          1.81
Dec 1995            37.43        36.84        34.46        2.54       38.13         36.99         30.70
Dec 1996            23.07        28.84        17.62        3.32       23.96         21.99         13.88
Dec 1997            33.36        24.88        22.78        1.70       36.52         29.98         24.61
Dec 1998            28.58        18.14        -7.31        1.61       42.16         14.67         -6.15
Dec 1999            21.04        27.22        29.79        2.81       28.25         12.72         40.04

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                     Long-     Intermediate-        MSCI                      Long-           Lehman
                      Term         Term U.S.        EAFE         6-       Term U.S.            Bros.         U.S.
                U.S. Gov't        Government     (Net of      Month       Corporate       Gov't/Corp       T-Bill
                     Bonds             Bonds      Taxes)        CDs           Bonds     Intermediate     (30-Day)
------------------------------------------------------------------------------------------------------------------
Dec 1925               N/A               N/A         N/A        N/A             N/A              N/A          N/A
Dec 1926              7.77              5.38         N/A        N/A            7.37              N/A         3.27
Dec 1927              8.93              4.52         N/A        N/A            7.44              N/A         3.12
Dec 1928              0.10              0.92         N/A        N/A            2.84              N/A         3.56
Dec 1929              3.42              6.01         N/A        N/A            3.27              N/A         4.75
Dec 1930              4.66              6.72         N/A        N/A            7.98              N/A         2.41
Dec 1931             -5.31             -2.32         N/A        N/A           -1.85              N/A         1.07
Dec 1932             16.84              8.81         N/A        N/A           10.82              N/A         0.96
Dec 1933             -0.07              1.83         N/A        N/A           10.38              N/A         0.30
Dec 1934             10.03              9.00         N/A        N/A           13.84              N/A         0.16
Dec 1935              4.98              7.01         N/A        N/A            9.61              N/A         0.17
Dec 1936              7.52              3.06         N/A        N/A            6.74              N/A         0.18
Dec 1937              0.23              1.56         N/A        N/A            2.75              N/A         0.31
Dec 1938              5.53              6.23         N/A        N/A            6.13              N/A        -0.02
Dec 1939              5.94              4.52         N/A        N/A            3.97              N/A         0.02
Dec 1940              6.09              2.96         N/A        N/A            3.39              N/A         0.00
Dec 1941              0.93              0.50         N/A        N/A            2.73              N/A         0.06
Dec 1942              3.22              1.94         N/A        N/A            2.60              N/A         0.27
Dec 1943              2.08              2.81         N/A        N/A            2.83              N/A         0.35
Dec 1944              2.81              1.80         N/A        N/A            4.73              N/A         0.33
Dec 1945             10.73              2.22         N/A        N/A            4.08              N/A         0.33
Dec 1946             -0.10              1.00         N/A        N/A            1.72              N/A         0.35
Dec 1947             -2.62              0.91         N/A        N/A           -2.34              N/A         0.50
Dec 1948              3.40              1.85         N/A        N/A            4.14              N/A         0.81
Dec 1949              6.45              2.32         N/A        N/A            3.31              N/A         1.10
Dec 1950              0.06              0.70         N/A        N/A            2.12              N/A         1.20
Dec 1951             -3.93              0.36         N/A        N/A           -2.69              N/A         1.49
Dec 1952              1.16              1.63         N/A        N/A            3.52              N/A         1.66
Dec 1953              3.64              3.23         N/A        N/A            3.41              N/A         1.82
Dec 1954              7.19              2.68         N/A        N/A            5.39              N/A         0.86
Dec 1955             -1.29             -0.65         N/A        N/A            0.48              N/A         1.57
Dec 1956             -5.59             -0.42         N/A        N/A           -6.81              N/A         2.46
Dec 1957              7.46              7.84         N/A        N/A            8.71              N/A         3.14
Dec 1958             -6.09             -1.29         N/A        N/A           -2.22              N/A         1.54
Dec 1959             -2.26             -0.39         N/A        N/A           -0.97              N/A         2.95
Dec 1960             13.78             11.76         N/A        N/A            9.07              N/A         2.66

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                     Long-     Intermediate-        MSCI                      Long-           Lehman
                      Term         Term U.S.        EAFE         6-       Term U.S.            Bros.         U.S.
                U.S. Gov't        Government     (Net of      Month       Corporate       Gov't/Corp       T-Bill
                     Bonds             Bonds      Taxes)        CDs           Bonds     Intermediate     (30-Day)
------------------------------------------------------------------------------------------------------------------
Dec 1961              0.97              1.85         N/A        N/A            4.82              N/A         2.13
Dec 1962              6.89              5.56         N/A        N/A            7.95              N/A         2.73
Dec 1963              1.21              1.64         N/A        N/A            2.19              N/A         3.12
Dec 1964              3.51              4.04         N/A       4.17            4.77              N/A         3.54
Dec 1965              0.71              1.02         N/A       4.68           -0.46              N/A         3.93
Dec 1966              3.65              4.69         N/A       5.76            0.20              N/A         4.76
Dec 1967             -9.18              1.01         N/A       5.47           -4.95              N/A         4.21
Dec 1968             -0.26              4.54         N/A       6.45            2.57              N/A         5.21
Dec 1969             -5.07             -0.74         N/A       8.70           -8.09              N/A         6.58
Dec 1970             12.11             16.86      -11.66       7.06           18.37              N/A         6.52
Dec 1971             13.23              8.72       29.59       5.36           11.01              N/A         4.39
Dec 1972              5.69              5.16       36.35       5.39            7.26              N/A         3.84
Dec 1973             -1.11              4.61      -14.92       8.60            1.14             3.34         6.93
Dec 1974              4.35              5.69      -23.16      10.20           -3.06             5.88         8.00
Dec 1975              9.20              7.83       35.39       6.51           14.64             9.50         5.80
Dec 1976             16.75             12.87        2.54       5.22           18.65            12.34         5.08
Dec 1977             -0.69              1.41       18.06       6.11            1.71             3.31         5.12
Dec 1978             -1.18              3.49       32.62      10.21           -0.07             2.13         7.18
Dec 1979             -1.23              4.09        4.75      11.90           -4.18             6.00        10.38
Dec 1980             -3.95              3.91       22.58      12.33           -2.76             6.41        11.24
Dec 1981              1.86              9.45       -2.28      15.50           -1.24            10.50        14.71
Dec 1982             40.36             29.10       -1.86      12.18           42.56            26.10        10.54
Dec 1983              0.65              7.41       23.69       9.65            6.26             8.61         8.80
Dec 1984             15.48             14.02        7.38      10.65           16.86            14.38         9.85
Dec 1985             30.97             20.33       56.16       7.82           30.09            18.05         7.72
Dec 1986             24.53             15.14       69.44       6.30           19.85            13.12         6.16
Dec 1987             -2.71              2.90       24.63       6.59           -0.27             3.67         5.47
Dec 1988              9.67              6.10       28.27       8.15           10.70             6.78         6.35
Dec 1989             18.11             13.29       10.54       8.27           16.23            12.76         8.37
Dec 1990              6.18              9.73      -23.45       7.85            6.78             9.17         7.81
Dec 1991             19.30             15.46       12.13       4.95           19.89            14.63         5.60
Dec 1992              8.05              7.19      -12.17       3.27            9.39             7.17         3.51
Dec 1993             18.24             11.24       32.56       2.88           13.19             8.73         2.90
Dec 1994             -7.77             -5.14        7.78       5.40           -5.76            -1.95         3.90
Dec 1995             31.67             16.80       11.21       5.21           27.20            15.31         5.60
Dec 1996             -0.93              2.10        6.05       5.21            1.40             4.06         5.21
Dec 1997             15.85              8.38        1.78       5.71           12.95             7.87         5.26
Dec 1998             13.06             10.21       20.00       5.34           10.76             8.42         4.86
Dec 1999             -8.96             -1.77       26.96       5.43           -7.45             0.39         4.68

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                   NAREIT                  Wilshire                  Lipper           MSCI
                   Equity     Russell   Real Estate                Balanced       Emerging        Bank
                     REIT     2000(R)    Securities         S&P        Fund        Markets     Savings
                    Index       Index         Index         400       Index     Free Index     Account
-------------------------------------------------------------------------------------------------------
Dec 1925              N/A         N/A           N/A         N/A         N/A            N/A         N/A
Dec 1926              N/A         N/A           N/A         N/A         N/A            N/A         N/A
Dec 1927              N/A         N/A           N/A         N/A         N/A            N/A         N/A
Dec 1928              N/A         N/A           N/A         N/A         N/A            N/A         N/A
Dec 1929              N/A         N/A           N/A         N/A         N/A            N/A         N/A
Dec 1930              N/A         N/A           N/A         N/A         N/A            N/A        5.30
Dec 1931              N/A         N/A           N/A         N/A         N/A            N/A        5.10
Dec 1932              N/A         N/A           N/A         N/A         N/A            N/A        4.10
Dec 1933              N/A         N/A           N/A         N/A         N/A            N/A        3.40
Dec 1934              N/A         N/A           N/A         N/A         N/A            N/A        3.50
Dec 1935              N/A         N/A           N/A         N/A         N/A            N/A        3.10
Dec 1936              N/A         N/A           N/A         N/A         N/A            N/A        3.20
Dec 1937              N/A         N/A           N/A         N/A         N/A            N/A        3.50
Dec 1938              N/A         N/A           N/A         N/A         N/A            N/A        3.50
Dec 1939              N/A         N/A           N/A         N/A         N/A            N/A        3.40
Dec 1940              N/A         N/A           N/A         N/A         N/A            N/A        3.30
Dec 1941              N/A         N/A           N/A         N/A         N/A            N/A        3.10
Dec 1942              N/A         N/A           N/A         N/A         N/A            N/A        3.00
Dec 1943              N/A         N/A           N/A         N/A         N/A            N/A        2.90
Dec 1944              N/A         N/A           N/A         N/A         N/A            N/A        2.80
Dec 1945              N/A         N/A           N/A         N/A         N/A            N/A        2.50
Dec 1946              N/A         N/A           N/A         N/A         N/A            N/A        2.20
Dec 1947              N/A         N/A           N/A         N/A         N/A            N/A        2.30
Dec 1948              N/A         N/A           N/A         N/A         N/A            N/A        2.30
Dec 1949              N/A         N/A           N/A         N/A         N/A            N/A        2.40
Dec 1950              N/A         N/A           N/A         N/A         N/A            N/A        2.50
Dec 1951              N/A         N/A           N/A         N/A         N/A            N/A        2.60
Dec 1952              N/A         N/A           N/A         N/A         N/A            N/A        2.70
Dec 1953              N/A         N/A           N/A         N/A         N/A            N/A        2.80
Dec 1954              N/A         N/A           N/A         N/A         N/A            N/A        2.90
Dec 1955              N/A         N/A           N/A         N/A         N/A            N/A        2.90
Dec 1956              N/A         N/A           N/A         N/A         N/A            N/A        3.00
Dec 1957              N/A         N/A           N/A         N/A         N/A            N/A        3.30
Dec 1958              N/A         N/A           N/A         N/A         N/A            N/A        3.38
Dec 1959              N/A         N/A           N/A         N/A         N/A            N/A        3.53
Dec 1960              N/A         N/A           N/A         N/A        5.77            N/A        3.86
Dec 1961              N/A         N/A           N/A         N/A       20.59            N/A        3.90

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                   NAREIT                  Wilshire                  Lipper           MSCI
                   Equity     Russell   Real Estate                Balanced       Emerging        Bank
                     REIT       2000(R)  Securities         S&P        Fund        Markets     Savings
                    Index       Index         Index         400       Index     Free Index     Account
-------------------------------------------------------------------------------------------------------
Dec 1962              N/A         N/A           N/A         N/A       -6.80            N/A       4.08
Dec 1963              N/A         N/A           N/A         N/A       13.10            N/A       4.17
Dec 1964              N/A         N/A           N/A         N/A       12.36            N/A       4.19
Dec 1965              N/A         N/A           N/A         N/A        9.80            N/A       4.23
Dec 1966              N/A         N/A           N/A         N/A       -5.86            N/A       4.45
Dec 1967              N/A         N/A           N/A         N/A       15.09            N/A       4.67
Dec 1968              N/A         N/A           N/A         N/A       13.97            N/A       4.68
Dec 1969              N/A         N/A           N/A         N/A       -9.01            N/A       4.80
Dec 1970              N/A         N/A           N/A         N/A        5.62            N/A       5.14
Dec 1971              N/A         N/A           N/A         N/A       13.90            N/A       5.30
Dec 1972             8.01         N/A           N/A         N/A       11.13            N/A       5.37
Dec 1973           -15.52         N/A           N/A         N/A      -12.24            N/A       5.51
Dec 1974           -21.40         N/A           N/A         N/A      -18.71            N/A       5.96
Dec 1975            19.30         N/A           N/A         N/A       27.10            N/A       6.21
Dec 1976            47.59         N/A           N/A         N/A       26.03            N/A       6.23
Dec 1977            22.42         N/A           N/A         N/A       -0.72            N/A       6.39
Dec 1978            10.34         N/A         13.04         N/A        4.80            N/A       6.56
Dec 1979            35.86       43.09         70.81         N/A       14.67            N/A       7.29
Dec 1980            24.37       38.58         22.08         N/A       19.70            N/A       8.78
Dec 1981             6.00        2.03          7.18         N/A        1.86            N/A      10.71
Dec 1982            21.60       24.95         24.47       22.68       30.63            N/A      11.19
Dec 1983            30.64       29.13         27.61       26.10       17.44            N/A       9.71
Dec 1984            20.93       -7.30         20.64        1.18        7.46            N/A       9.92
Dec 1985            19.10       31.05         20.14       35.58       29.83            N/A       9.02
Dec 1986            19.16        5.68         20.30       16.21       18.43            N/A       7.84
Dec 1987            -3.64       -8.77         -7.86       -2.03        4.13            N/A       6.92
Dec 1988            13.49       24.89         24.18       20.87       11.18          40.43       7.20
Dec 1989             8.84       16.24          2.37       35.54       19.70          64.96       7.91
Dec 1990           -15.35      -19.51        -33.46       -5.12        0.66         -10.55       7.80
Dec 1991            35.70       46.05         20.03       50.10       25.83          59.91       4.61
Dec 1992            14.59       18.41          7.36       11.91        7.46          11.40       2.89
Dec 1993            19.65       18.91         15.24       13.96       11.95          74.83       2.73
Dec 1994             3.17       -1.82          1.64       -3.57       -2.05          -7.32       4.96
Dec 1995            15.27       28.44         13.65       30.94       24.89          -5.21       5.24
Dec 1996            35.26       16.49         36.87       19.20       13.05           6.03       4.95
Dec 1997            20.29       22.36         19.80       32.26       20.30         -11.59       5.17
Dec 1998           -17.51       -2.55        -17.43       19.12       15.09         -25.34       4.63
Dec 1999            -4.62       21.26         14.72       14.72        8.98          66.41       5.29

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                      MSCI     MSCI All                              Merrill Lynch
                       All Country (AC)                     Merrill       Index of                            Lipper
                   Country         Asia         Lehman        Lynch    Convertible               Lipper     Growth &
                 (AC) Asia      Pacific       Brothers   High Yield          Bonds   Russell     Growth       Income
                      Free         Free      Aggregate    Master II   (Speculative   1000(R)       Fund         Fund
                  ex Japan     ex Japan     Bond Index        Index       Quality)     Index      Index        Index
---------------------------------------------------------------------------------------------------------------------
Dec 1925               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1926               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1927               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1928               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1929               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1930               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1931               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1932               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1933               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1934               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1935               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1936               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1937               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1938               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1939               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1940               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1941               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1942               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1943               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1944               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1945               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1946               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1947               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1948               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1949               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1950               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1951               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1952               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1953               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1954               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1955               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1956               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1957               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1958               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1959               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1960               N/A          N/A            N/A          N/A            N/A       N/A       6.36         3.04
Dec 1961               N/A          N/A            N/A          N/A            N/A       N/A      30.16        26.00

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                      MSCI     MSCI All                              Merrill Lynch
                       All Country (AC)                     Merrill       Index of                            Lipper
                   Country         Asia         Lehman        Lynch    Convertible               Lipper     Growth &
                 (AC) Asia      Pacific       Brothers   High Yield          Bonds   Russell     Growth       Income
                      Free         Free      Aggregate    Master II   (Speculative   1000(R)       Fund         Fund
                  ex Japan     ex Japan     Bond Index        Index       Quality)     Index      Index        Index
---------------------------------------------------------------------------------------------------------------------
Dec 1962               N/A          N/A            N/A          N/A            N/A       N/A     -16.84       -11.87
Dec 1963               N/A          N/A            N/A          N/A            N/A       N/A      22.43        19.10
Dec 1964               N/A          N/A            N/A          N/A            N/A       N/A      14.99        15.23
Dec 1965               N/A          N/A            N/A          N/A            N/A       N/A      26.61        19.00
Dec 1966               N/A          N/A            N/A          N/A            N/A       N/A      -1.80        -6.04
Dec 1967               N/A          N/A            N/A          N/A            N/A       N/A      45.31        27.59
Dec 1968               N/A          N/A            N/A          N/A            N/A       N/A      15.34        15.29
Dec 1969               N/A          N/A            N/A          N/A            N/A       N/A     -10.62       -11.80
Dec 1970               N/A          N/A            N/A          N/A            N/A       N/A      -8.57         1.10
Dec 1971               N/A          N/A            N/A          N/A            N/A       N/A      26.17        13.77
Dec 1972               N/A          N/A            N/A          N/A            N/A       N/A      18.08        12.87
Dec 1973               N/A          N/A            N/A          N/A            N/A       N/A     -24.75       -14.27
Dec 1974               N/A          N/A            N/A          N/A            N/A       N/A     -30.73       -20.85
Dec 1975               N/A          N/A            N/A          N/A            N/A       N/A      32.83        34.62
Dec 1976               N/A          N/A          15.60          N/A            N/A       N/A      20.07        25.66
Dec 1977               N/A          N/A           3.04          N/A            N/A       N/A      -2.62        -3.64
Dec 1978               N/A          N/A           1.39          N/A            N/A       N/A      12.53         7.99
Dec 1979               N/A          N/A           1.93          N/A            N/A     22.31      29.29        23.87
Dec 1980               N/A          N/A           2.71          N/A            N/A     31.88      38.67        28.27
Dec 1981               N/A          N/A           6.25          N/A            N/A     -5.10      -6.82        -1.39
Dec 1982               N/A          N/A          32.62          N/A            N/A     20.30      24.04        24.17
Dec 1983               N/A          N/A           8.36          N/A            N/A     22.13      21.35        22.76
Dec 1984               N/A          N/A          15.15          N/A            N/A      4.75      -3.60         4.29
Dec 1985               N/A          N/A          22.10          N/A            N/A     32.27      30.14        28.55
Dec 1986               N/A          N/A          15.26          N/A            N/A     17.87      15.59        17.63
Dec 1987               N/A          N/A           2.76         4.47            N/A      2.94       3.25         2.64
Dec 1988             30.00        30.45           7.89        13.36          16.19     17.23      14.13        18.35
Dec 1989             32.13        21.43          14.53         2.31           9.82     30.42      27.47        23.73
Dec 1990             -6.54       -11.86           8.96        -4.36          -8.61     -4.16      -5.41        -5.99
Dec 1991             30.98        32.40          16.00        39.17          37.53     33.03      36.33        27.75
Dec 1992             21.81         9.88           7.40        17.44          24.06      9.04       7.63         9.63
Dec 1993            103.39        84.94           9.75        16.69          19.37     10.15      11.98        14.62
Dec 1994            -16.94       -12.59          -2.92        -1.03          -6.91      0.38      -1.57        -0.41
Dec 1995              4.00        10.00          18.47        20.46          25.14     37.77      32.65        31.14
Dec 1996             10.05         8.08           3.63        11.27          15.29     22.45      17.53        20.67
Dec 1997            -40.31       -34.20           9.65        13.27          16.76     32.85      28.03        26.88
Dec 1998             -7.79        -4.42           8.69         2.95          12.62     27.02      25.69        13.58
Dec 1999             64.67        49.83          -0.82         2.51          38.91     20.91      27.96        11.86

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                                              MSCI All
                                               Country      Russell         Lipper
                      MSCI         MSCI     World Free      1000(R)    Science and         Nasdaq
                    Europe        World        ex U.S.       Growth     Technology      Composite
                     Index        Index          Index        Index     Fund Index          Index
--------------------------------------------------------------------------------------------------
Dec 1925               N/A          N/A            N/A          N/A            N/A            N/A
Dec 1926               N/A          N/A            N/A          N/A            N/A            N/A
Dec 1927               N/A          N/A            N/A          N/A            N/A            N/A
Dec 1928               N/A          N/A            N/A          N/A            N/A            N/A
Dec 1929               N/A          N/A            N/A          N/A            N/A            N/A
Dec 1930               N/A          N/A            N/A          N/A            N/A            N/A
Dec 1931               N/A          N/A            N/A          N/A            N/A            N/A
Dec 1932               N/A          N/A            N/A          N/A            N/A            N/A
Dec 1933               N/A          N/A            N/A          N/A            N/A            N/A
Dec 1934               N/A          N/A            N/A          N/A            N/A            N/A
Dec 1935               N/A          N/A            N/A          N/A            N/A            N/A
Dec 1936               N/A          N/A            N/A          N/A            N/A            N/A
Dec 1937               N/A          N/A            N/A          N/A            N/A            N/A
Dec 1938               N/A          N/A            N/A          N/A            N/A            N/A
Dec 1939               N/A          N/A            N/A          N/A            N/A            N/A
Dec 1940               N/A          N/A            N/A          N/A            N/A            N/A
Dec 1941               N/A          N/A            N/A          N/A            N/A            N/A
Dec 1942               N/A          N/A            N/A          N/A            N/A            N/A
Dec 1943               N/A          N/A            N/A          N/A            N/A            N/A
Dec 1944               N/A          N/A            N/A          N/A            N/A            N/A
Dec 1945               N/A          N/A            N/A          N/A            N/A            N/A
Dec 1946               N/A          N/A            N/A          N/A            N/A            N/A
Dec 1947               N/A          N/A            N/A          N/A            N/A            N/A
Dec 1948               N/A          N/A            N/A          N/A            N/A            N/A
Dec 1949               N/A          N/A            N/A          N/A            N/A            N/A
Dec 1950               N/A          N/A            N/A          N/A            N/A            N/A
Dec 1951               N/A          N/A            N/A          N/A            N/A            N/A
Dec 1952               N/A          N/A            N/A          N/A            N/A            N/A
Dec 1953               N/A          N/A            N/A          N/A            N/A            N/A
Dec 1954               N/A          N/A            N/A          N/A            N/A            N/A
Dec 1955               N/A          N/A            N/A          N/A            N/A            N/A
Dec 1956               N/A          N/A            N/A          N/A            N/A            N/A
Dec 1957               N/A          N/A            N/A          N/A            N/A            N/A
Dec 1958               N/A          N/A            N/A          N/A            N/A            N/A
Dec 1959               N/A          N/A            N/A          N/A            N/A            N/A
Dec 1960               N/A          N/A            N/A          N/A            N/A            N/A
Dec 1961               N/A          N/A            N/A          N/A          20.30            N/A

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                                              MSCI All
                                               Country      Russell         Lipper
                      MSCI         MSCI     World Free      1000(R)    Science and         Nasdaq
                    Europe        World        ex U.S.       Growth     Technology      Composite
                     Index        Index          Index        Index     Fund Index          Index
--------------------------------------------------------------------------------------------------
Dec 1962               N/A          N/A            N/A          N/A         -17.43            N/A
Dec 1963               N/A          N/A            N/A          N/A          17.69            N/A
Dec 1964               N/A          N/A            N/A          N/A          11.08            N/A
Dec 1965               N/A          N/A            N/A          N/A          33.54            N/A
Dec 1966               N/A          N/A            N/A          N/A          -6.70            N/A
Dec 1967               N/A          N/A            N/A          N/A          32.26            N/A
Dec 1968               N/A          N/A            N/A          N/A          20.26            N/A
Dec 1969               N/A          N/A            N/A          N/A         -15.96            N/A
Dec 1970            -10.64        -3.09            N/A          N/A          -9.81            N/A
Dec 1971             26.33        18.36            N/A          N/A          19.72            N/A
Dec 1972             14.40        22.48            N/A          N/A           9.94          17.18
Dec 1973             -8.77       -15.24            N/A          N/A         -24.53         -31.06
Dec 1974            -24.07       -25.47            N/A          N/A         -28.16         -35.11
Dec 1975             41.45        32.80            N/A          N/A          32.45          29.76
Dec 1976             -7.80        13.40            N/A          N/A          18.85          26.10
Dec 1977             21.90         0.68            N/A          N/A           0.01           7.33
Dec 1978             21.88        16.52            N/A          N/A          17.80          12.31
Dec 1979             12.31        10.95            N/A        23.91          29.47          28.11
Dec 1980             11.90        25.67            N/A        39.57          42.48          33.88
Dec 1981            -12.46        -4.79            N/A       -11.31         -11.08          -3.21
Dec 1982              3.97         9.71            N/A        20.46          34.46          18.67
Dec 1983             20.96        21.93            N/A        15.98          34.25          19.87
Dec 1984              0.62         4.72            N/A        -0.95         -10.13         -11.22
Dec 1985             78.93        40.56            N/A        32.85          22.20          31.36
Dec 1986             43.85        41.89            N/A        15.36           6.44           7.36
Dec 1987              3.66        16.16            N/A         5.31           4.05          -5.26
Dec 1988             15.81        23.29          27.90        11.27           4.87          15.41
Dec 1989             28.51        16.61          12.03        35.92          20.70          19.26
Dec 1990             -3.85       -17.02         -22.74        -0.26           0.87         -17.80
Dec 1991             13.11        18.28          13.96        41.16          50.18          56.84
Dec 1992             -4.71        -5.23         -10.97         5.00          14.31          15.45
Dec 1993             29.28        22.50          34.90         2.90          25.58          14.75
Dec 1994              2.28         5.08           6.63         2.66          13.04          -3.20
Dec 1995             21.62        20.72           9.94        37.19          42.38          39.92
Dec 1996             21.09        13.48           6.68        23.12          19.92          22.71
Dec 1997             23.80        15.76           2.04        30.49          10.90          21.64
Dec 1998             28.53        24.34          14.46        38.71          52.66          39.63
Dec 1999             15.89        24.93          30.91        33.16         134.99          85.59

Source: Lipper, Inc.



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

21.   APPENDIX D - OTHER PIONEER INFORMATION

The Pioneer group of mutual funds was established in 1928 with the creation of Pioneer Fund. Pioneer is one of the oldest and most experienced money managers in the U.S.

As of December 31, 1999, Pioneer employed a professional investment staff of 82.

Total assets of all Pioneer mutual funds at December 31, 1999, were approximately $23 billion representing 1,392,828 shareholder accounts, including 881,091 non-retirement accounts and 511,737 retirement accounts.



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